The George
Putnam
Fund of
Boston

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to bring you this report of positive performance for The George Putnam Fund of Boston for the fiscal year ended July 31, 2003. This good news is dampened somewhat by the fact that the fund's results lagged those of its benchmark indexes and its Lipper category average. You will find the details on the facing page.

The cause of the underperformance for the most part lies in the lackluster performance of a few individual holdings, mainly in the health-care and consumer staples sectors, and in the avoidance of some well-performing communications equipment companies that did not meet the management teams' selection criteria. Of more significance, in our view, however, is the decision by management to position the portfolio not only with existing market conditions in mind but also to take advantage of the gathering economic recovery. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, mounting evidence suggests that better days lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003


Report from Fund Management

Fund highlights

* For the annual period ended July 31, 2003, The George Putnam Fund of Boston's class A shares returned 8.06% at net asset value, and 1.82% at public offering price.

* The fund underperformed its Putnam benchmark, the George Putnam Blended Index, which is represented by 60% S&P 500/Barra Value Index and 40% Lehman Aggregate Bond Index. The George Putnam Blended Index returned 10.65%.

* The fund also underperformed the S&P 500/Barra Value Index benchmark, which returned 12.50%.

* The fund underperformed the Lipper Balanced Funds category average, which was 8.21%.

* See the Performance summary on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Stock performance improved in the second half of your fund's fiscal year as investors demonstrated an increased appetite for risk. The fund produced positive returns, but regrettably underperformed its benchmarks and the Lipper Balanced Funds category average. We attribute the underperformance primarily to declines in certain stocks within the health-care and consumer staples sectors. Also, our decision to avoid stocks of communications equipment companies hurt, as this group significantly outperformed the market. However, we believed that these stocks were of inferior quality and represented too much risk for the portfolio. We believe our asset allocation decisions were beneficial throughout the year. We also believe our strategy of targeting companies that would benefit from increased corporate spending contributed positively.

FUND PROFILE

The fund seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.


Market overview

In general, equity valuations declined during three quarters of the fund's fiscal period. Volatility remained high, reflecting an extreme degree of uncertainty over world events. Speculation about the possibility of war with Iraq, tensions in the Middle East, the prospects of additional terrorist attacks in the United States, and economic weakness fostered caution as the calendar year began. Investors were driven primarily by fear and flocked to fixed-income investments in search of greater stability. Across most sectors of the fixed-income market, investments rose in value as demand soared. Bond yields, which are inversely related to bond prices, dropped significantly. Businesses reported lackluster profits and, in the face of tepid economic indicators, were not in a spending mood. Yet, as the months wore on, sentiment shifted perceptibly to the positive side. Continuing low inflation, record low interest rates, the Federal Reserve Board's stimulative monetary policy, and the taxpayer-friendly Jobs and Growth Tax Relief Reconciliation Act of 2003 helped spur economic expansion. Second quarter annualized GDP growth was a higher-than-expected 2.4%. Uncertainty seemed to take a back seat as investors once again tested the equities market. All of the major U.S. equity indexes posted gains in the second quarter. As equities advanced, small-cap stocks beat large-cap stocks by a wide margin. Growth stocks outperformed value stocks, but not to a great degree. To date, the recovery has been modest, and we believe that it is likely to remain so.

--------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
--------------------------------------------------------------------
Equities
--------------------------------------------------------------------
S&P 500/Barra Value Index (value stocks)                      12.50%
--------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)       27.97%
--------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)         18.62%
--------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                     11.19%
--------------------------------------------------------------------
Bonds
--------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                5.42%
--------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield
corporate bonds)                                              22.23%
--------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                    4.45%
--------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.
--------------------------------------------------------------------


Strategy overview

We believe our asset allocation decisions contributed positively to the fund's return. We actively manage the fund's allocations using a very rigorous process. We rely on the expertise of Putnam's Global Asset Allocation Team to help us determine the ideal stock/bond weighting for the fund on an ongoing basis. While the fund's neutral position is 60% stocks and 40% bonds, we adjust these percentages as conditions warrant. Such flexibility enables us to take advantage of opportunities that arise and to move toward a more defensive positioning when we deem it appropriate. Our decision to increase the fund's equity portion to about 66% of the portfolio helped the fund to participate in the December and January stock rallies. Having taken advantage of that midyear upswing, we reduced the equity portion by the end of January. During the second half of the fiscal year, we made numerous moves that helped the fund to capitalize on market trends.

We were convinced that business spending would be the dominant force behind the current economic expansion. Accordingly, the fund took positions in stocks that we believed would benefit from increased capital outlays. In fact, this strategy worked, as some of the biggest contributors to performance included makers of computers, software, and machinery.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                               as of     as of
                              1/31/03   7/31/03

Common stocks                 61.4%     56.9%

U.S. government
and agency                    14.0%     20.8%

Corporate bonds
and notes                     12.7%     10.5%

Collateralized
mortgage obligations           7.2%      7.1%

Asset-backed
securities                     3.7%      3.7%

Convertible and
preferred stocks               0.5%      0.6%

Other                          0.5%      0.4%

Footnote reads:
This chart shows how the fund's weightings have changed over the past six months. Weightings are shown as a percentage of market value, excluding cash equivalents and including futures contracts. Holdings will vary over time.



How fund holdings affected performance

The biggest positive contributor to fund performance, in terms of sectors, was the consumer cyclical sector. Although the fund was underweighted in this sector, relative to the S&P 500/Barra Value benchmark, strong performance by selected media and lodging and tourism stocks helped drive results. One key holding, Liberty Media, owns and operates cable and satellite networks for broadcast television. It owns the QVC network, BET, and the Discovery channel. It has grown through numerous acquisitions, which makes it difficult for investors to estimate its value. We established a position when our in-depth research and analysis suggested that the conglomeration of assets was undervalued. As the market realized the company deserved a higher valuation, the stock advanced during the period.

Travel-related stocks suffered after the tragedy of September 11, as many individuals and businesses curtailed travel plans. Corporate cost-cutting further slashed the industry's earnings. We increased the fund's exposure to the industry when stock valuations appeared very attractive. Since then, many of the stocks have rebounded significantly. Among them, Hilton Hotels and Royal Caribbean added to the fund's return.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

 1 Citigroup, Inc.
   Financial

 2 Exxon Mobil Corp.
   Oil and gas

 3 Altria Group, Inc.
   Tobacco

 4 Pfizer, Inc.
   Pharmaceuticals

 5 Hewlett-Packard Co.
   Computers

 6 Verizon Communications, Inc.
   Regional Bells

 7 Bank of America Corp.
   Banking

 8 US Bancorp
   Banking

 9 JPMorgan Chase & Co.
   Investment banking and brokerage

10 SBC Communications, Inc.
   Regional Bells

Footnote reads:
These holdings represent 16.7% of the fund's net assets as of 7/31/03 The fund's holdings will change over time


The second-best-performing sector for the fund was technology. Since our investment strategy favored companies that could benefit from corporate spending, we established an overweight position in software. This strategy proved effective, as Computer Associates International, Inc. was the portfolio's top performer during the period. The company designs, installs, and maintains business-related software that makes data management more efficient, particularly in the areas of storage, computing, and security. Computer Associates seemed to appreciate on the mere absence of bad news as investor concern over management and accounting issues began to abate and the stock's low price and competitive market position came into focus. Another major contributor was Hewlett-Packard, whose merger with Compaq Computer in 2002 created a stronger, more diversified company. HP's range of products includes printers, scanners, digital cameras, imaging devices, and computers. We are confident that the integration of the two companies will ultimately be successful, and the market has rewarded HP shareholders with a higher stock price.

Weak performance by health-care and consumer staples stocks dampened the fund's returns. In particular, positions in HCA-The Healthcare Company, King Pharmaceuticals, and Abbott Laboratories disappointed. Fundamentals deteriorated for HCA, and we closed out the position. We believe the prospects for King and Abbott are more attractive and that they will reward shareholders over the long term, so we continue to hold those positions. Among the fund's consumer staples holdings, Altria and Kraft Foods detracted from results. Altria (formerly Philip Morris) was dogged by numerous anti-tobacco civil lawsuits throughout the year. Although the company had a favorable court ruling at the end of the period, the stock price declined overall as investors questioned Altria's ability to pay steep settlement costs. We believe that individual states will do what they can to prevent Altria's bankruptcy, and so we continue to hold the stock. It pays a generous dividend and contributes to the fund's total return. Kraft is a high-quality company with well-known brands, but is under pressure from private label manufacturers to reduce its prices. We are monitoring the situation carefully and may adjust our position if we feel the company's fundamentals are becoming less attractive.

On the bond side, Treasury yields fell further as the Fed lowered short-term interest rates. Fixed-income returns were generally strong across the board. BB-rated high-yield bonds returned in excess of 7% in the second quarter of 2003, and the fund's overweight position in high-yield bonds, particularly in the telecom and media sectors, helped performance. Also helpful were the fund's allocations to mortgage-backed, commercial mortgage-backed, and asset-backed securities. These offer potentially significant incremental income without the company-specific risks of corporate bonds. Treasury and agency securities with maturities of five years or less were largely eliminated from the portfolio, as their very low yields were not attractive. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

As of February 2003, the fund's class A dividend rate was reduced from $0.126 to $0.088 per share.

The dividend change reflects a significant decline in interest rates, which lowered yields on the fund's fixed-income investments (about 33% of the assets of the fund) during the year.


The fund's management teams

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. The members of the Large-Cap Value Team are Jeanne Mockard (Portfolio Leader), Mike Abata, Bartlett Geer, David King, Deborah Kuenstner, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Jim Prusko (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, Steve Horner, D. William Kohli, Michael Salm, John VanTassel, and David Waldman. The members of the Global Asset Allocation Team are Jeff Knight (Portfolio Member), Robert Kea, Robert Schoen, and Graham Spiers.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

Our near-term outlook for your fund is modestly positive. Certainly, stock market returns have improved, as investors are demonstrating their renewed interest in equities. The economy often lags the stock market, but some economic indicators are looking more favorable. Companies have streamlined their operations and are poised to benefit from increases in demand and productivity. As always, we strive to invest in stocks of high-quality dividend-paying companies with relatively low risk profiles. The fund remains overweighted in a diversified group of BB-rated fixed-income securities. We believe the trend in corporate debt reduction will continue to benefit the high-yield sector. We anticipate that growth and inflation may remain muted through 2003 and that the Fed will refrain from raising short-term interest rates until 2004. Under these conditions, we believe a balanced investment such as The George Putnam Fund of Boston, which provides broad exposure to stocks and bonds and has the flexibility to respond to market changes, is a prudent approach to the pursuit of long-term investment returns. We remain committed to helping you pursue your investment goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
---------------------------------------------------------------------------------------------
                    Class A          Class B           Class C           Class M      Class R
(inception dates)  (11/5/37)        (4/27/92)         (7/26/99)         (12/1/94)    (1/21/03)
                  NAV     POP      NAV     CDSC      NAV     CDSC      NAV      POP     NAV
---------------------------------------------------------------------------------------------
1 year           8.06%   1.82%    7.25%    2.25%    7.25%    6.25%    7.58%    3.81%    7.72%
---------------------------------------------------------------------------------------------
5 years         12.59    6.11     8.48     6.81     8.44     8.44     9.90     6.04    11.12
Annual average   2.40    1.19     1.64     1.33     1.63     1.63     1.91     1.18     2.13
---------------------------------------------------------------------------------------------
10 years       126.71  113.65   110.47   110.47   110.25   110.25   115.69   108.08   121.06
Annual average   8.53    7.89     7.73     7.73     7.71     7.71     7.99     7.60     8.26
---------------------------------------------------------------------------------------------
Annual average
(life of fund)   9.39    9.30     8.35     8.35     8.57     8.57     8.63     8.57     9.12
---------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



--------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
--------------------------------------------------------------------------------
                    S&P 500/       Lehman     George Putnam  Lipper Balanced
                  Barra Value   Aggregate Bond    Blended    Funds category
                     Index          Index          Index         average*
--------------------------------------------------------------------------------
1 year               12.50%          5.42%         10.65%          8.21%
--------------------------------------------------------------------------------
5 years               0.27          38.74          17.74           9.21
Annual average        0.05           6.77           3.32           1.66
--------------------------------------------------------------------------------
10 years            147.70          92.81         132.68         110.35
Annual average        9.49           6.79           8.81           7.57
--------------------------------------------------------------------------------
Annual average
(life of fund)          -- +           -- +           -- +           -- +
--------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 524, 338, and 106 funds, respectively, in this Lipper category.

+ The benchmarks were not in existence at the time of the fund's inception. The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index commenced 12/31/86. The Lipper Average commenced 12/31/59.




[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT


Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

                Fund's class A       S&P 500/Barra       Lehman Aggregate      George Putnam
Date/year        shares at POP        Value Index           Bond Index         Blended Index
7/31/93             9,425               10,000               10,000               10,000
7/31/94             9,750               10,528               10,009               10,323
7/31/95            11,479               12,781               11,021               12,060
7/31/96            13,172               14,768               11,632               13,453
7/31/97            17,324               21,796               12,884               17,724
7/31/98            18,976               24,703               13,897               19,762
7/31/99            20,556               28,524               14,236               21,868
7/31/00            19,510               28,484               15,092               22,468
7/31/01            22,019               29,616               17,009               24,232
7/31/02            19,772               22,017               18,290               21,028
7/31/03           $21,365              $24,770              $19,281              $23,268

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,047 and $21,025, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,569 ($20,808 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,106. See first page of performance section for performance calculation method.



---------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/03
---------------------------------------------------------------------------------------
                   Class A        Class B        Class C         Class M        Class R
---------------------------------------------------------------------------------------
Distributions
(number)               5              5              5               5              2
---------------------------------------------------------------------------------------
Income              $0.478         $0.366         $0.370          $0.402         $0.168
---------------------------------------------------------------------------------------
Capital gains         --             --             --              --             --
---------------------------------------------------------------------------------------
Total               $0.478         $0.366         $0.370          $0.402         $0.168
---------------------------------------------------------------------------------------
Share value:     NAV      POP        NAV            NAV        NAV     POP         NAV
---------------------------------------------------------------------------------------
7/31/02         $15.02  $15.94     $14.87         $14.94      $14.87  $15.41        --
---------------------------------------------------------------------------------------
1/21/03*            --      --         --             --          --      --     $15.05
---------------------------------------------------------------------------------------
7/31/03         $15.72  $16.68     $15.56         $15.63      $15.57  $16.13     $15.70
---------------------------------------------------------------------------------------
Current return
---------------------------------------------------------------------------------------
Current dividend
rate 1            2.24%   2.11%      1.59%          1.59%       1.80%   1.74%      2.09%
---------------------------------------------------------------------------------------
Current 30-day
SEC yield 2       1.90%   1.79%      1.15%          1.15%       1.40%   1.32%      1.65%
---------------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




----------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------
                    Class A           Class B           Class C           Class M      Class R
(inception dates)  (11/5/37)         (4/27/92)         (7/26/99)         (12/1/94)    (1/21/03)
                 NAV      POP       NAV     CDSC     NAV      CDSC      NAV     POP      NAV
----------------------------------------------------------------------------------------------
1 year           3.05%   -2.89%    2.30%   -2.69%    2.32%    1.32%    2.62%   -0.98%    2.80%
----------------------------------------------------------------------------------------------
5 years         11.73     5.29     7.66     6.00     7.62     7.62     9.06     5.24    10.36
Annual average   2.24     1.04     1.49     1.17     1.48     1.48     1.75     1.03     1.99
----------------------------------------------------------------------------------------------
10 years       128.92   115.71   112.53   112.53   112.33   112.33   117.79   110.10   123.20
Annual average   8.63     7.99     7.83     7.83     7.82     7.82     8.09     7.71     8.36
----------------------------------------------------------------------------------------------
Annual average
(life of fund)   9.42     9.32     8.38     8.38     8.60     8.60     8.65     8.59     9.14
----------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard & Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2003




The fund's portfolio
July 31, 2003

Common stocks (61.9%) (a)
Number of shares                                                                                              Value
Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,018,000 Boeing Co. (The)                                                                    $33,716,160
            626,000 Lockheed Martin Corp.                                                                32,764,840
            330,100 Northrop Grumman Corp.                                                               30,448,424
            449,400 Raytheon Co.                                                                         13,796,580
            350,100 Rockwell Collins, Inc.                                                                9,113,103
                                                                                                      -------------
                                                                                                        119,839,107

Airlines (--%)
-------------------------------------------------------------------------------------------------------------------
            163,800 Southwest Airlines Co.                                                                2,687,958

Banking (8.0%)
-------------------------------------------------------------------------------------------------------------------
          1,049,572 Bank of America Corp.                                                                86,663,160
          1,628,150 Bank of New York Co., Inc. (The)                                                     49,039,878
            236,950 BB&T Corp.                                                                            8,269,555
            278,077 Charter One Financial, Inc.                                                           9,043,064
            706,950 Comerica, Inc.                                                                       34,272,936
            144,600 Compass Bancshares, Inc.                                                              4,886,034
            303,600 FleetBoston Financial Corp.                                                           9,438,924
             66,600 M&T Bank Corp.                                                                        5,898,762
            593,500 State Street Corp.                                                                   27,241,650
          3,432,935 U.S. Bancorp                                                                         84,175,566
          1,349,200 Wachovia Corp.                                                                       58,946,548
          1,699,050 Washington Mutual, Inc.                                                              67,078,494
            392,630 Wells Fargo & Co.                                                                    19,839,594
            678,050 Zions Bancorp                                                                        37,862,312
                                                                                                      -------------
                                                                                                        502,656,477

Beverage (0.4%)
-------------------------------------------------------------------------------------------------------------------
            543,200 Coca-Cola Enterprises, Inc.                                                           9,261,560
            666,100 Pepsi Bottling Group, Inc. (The)                                                     14,640,878
                                                                                                      -------------
                                                                                                         23,902,438

Building Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
            779,690 Masco Corp.                                                                          19,001,045

Cable Television (0.6%)
-------------------------------------------------------------------------------------------------------------------
            133,800 Comcast Corp. Class A (NON)                                                           3,920,340
          2,920,020 Liberty Media Corp. Class A (NON)                                                    32,383,022
                                                                                                      -------------
                                                                                                         36,303,362

Chemicals (1.7%)
-------------------------------------------------------------------------------------------------------------------
            397,300 Avery Dennison Corp.                                                                 21,438,308
          1,207,000 Dow Chemical Co. (The)                                                               42,607,100
            333,700 Engelhard Corp.                                                                       8,769,636
            568,650 PPG Industries, Inc.                                                                 32,111,666
                                                                                                      -------------
                                                                                                        104,926,710

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            166,000 Peabody Energy Corp.                                                                  5,094,540

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Morrison Knudsen Corp. (NON)                                                              9,625
                269 Washington Group International, Inc. (NON)                                                6,190
                                                                                                      -------------
                                                                                                             15,815

Computers (2.6%)
-------------------------------------------------------------------------------------------------------------------
            284,600 Dell, Inc. (NON)                                                                      9,585,328
          5,021,843 Hewlett-Packard Co.                                                                 106,312,416
            356,730 IBM Corp.                                                                            28,984,313
            301,500 Lexmark International, Inc. (NON)                                                    19,347,255
                                                                                                      -------------
                                                                                                        164,229,312

Conglomerates (2.0%)
-------------------------------------------------------------------------------------------------------------------
             16,337 Berkshire Hathaway, Inc. Class B (NON)                                               39,257,811
            496,200 General Electric Co.                                                                 14,111,928
            457,400 Honeywell International, Inc.                                                        12,935,272
          3,131,960 Tyco International, Ltd. (Bermuda)                                                   58,254,456
                                                                                                      -------------
                                                                                                        124,559,467

Consumer Finance (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,153,300 MBNA Corp.                                                                           25,707,057

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
            603,350 Fortune Brands, Inc.                                                                 33,552,294
            258,650 Kimberly-Clark Corp.                                                                 12,518,660
            674,600 Newell Rubbermaid, Inc.                                                              15,940,798
                                                                                                      -------------
                                                                                                         62,011,752

Electric Utilities (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,651,700 CenterPoint Energy, Inc.                                                             13,329,219
            150,100 Constellation Energy Group, Inc.                                                      5,013,340
            238,550 Dominion Resources, Inc.                                                             14,336,855
            611,792 DPL, Inc.                                                                             8,901,574
          1,124,900 Edison International (NON)                                                           18,459,609
            338,000 Entergy Corp.                                                                        17,410,380
            306,500 Exelon Corp.                                                                         17,614,555
            675,150 FirstEnergy Corp.                                                                    23,285,924
              5,932 Jasper Energy 144A (NON)                                                                    371
          1,366,850 PG&E Corp. (NON)                                                                     29,318,933
            395,380 Progress Energy, Inc.                                                                16,107,781
                                                                                                      -------------
                                                                                                        163,778,541

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
             96,800 Emerson Electric Co.                                                                  5,198,160

Electronics (1.2%)
-------------------------------------------------------------------------------------------------------------------
            767,752 Celestica, Inc. (Canada) (NON)                                                       11,769,638
            710,250 Flextronics International, Ltd. (Singapore) (NON)                                     7,812,750
          1,481,230 Intel Corp.                                                                          36,956,689
            639,500 Motorola, Inc.                                                                        5,781,080
          1,813,389 Solectron Corp. (NON)                                                                 9,266,418
             76,730 W.W. Grainger, Inc.                                                                   3,775,116
                                                                                                      -------------
                                                                                                         75,361,691

Energy (0.6%)
-------------------------------------------------------------------------------------------------------------------
            894,300 GlobalSantaFe Corp. (Cayman Islands)                                                 19,898,175
            931,200 Halliburton Co.                                                                      20,644,704
                                                                                                      -------------
                                                                                                         40,542,879

Financial (5.4%)
-------------------------------------------------------------------------------------------------------------------
            173,850 CIT Group, Inc.                                                                       4,846,938
          4,233,320 Citigroup, Inc.                                                                     189,652,736
          2,039,315 Contifinancial Corp. Liquidating Trust Units                                             20,393
            685,140 Fannie Mae                                                                           43,876,366
          1,141,340 Freddie Mac                                                                          55,754,459
            407,800 PMI Group, Inc. (The)                                                                13,510,414
          1,945,106 Travelers Property Casualty Corp. Class B                                            31,394,011
                                                                                                      -------------
                                                                                                        339,055,317

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
             63,600 General Mills, Inc.                                                                   2,917,332
            461,750 H.J. Heinz Co.                                                                       15,727,205
          1,040,300 Kraft Foods, Inc. Class A                                                            28,930,743
                330 PSF Group Holdings, Inc. 144A Class A (NON)                                             578,165
            320,500 Sara Lee Corp.                                                                        5,990,145
                                                                                                      -------------
                                                                                                         54,143,590

Forest Products and Packaging (0.7%)
-------------------------------------------------------------------------------------------------------------------
            910,210 Abitibi-Consolidated, Inc. (Canada)                                                   6,302,946
            337,850 Boise Cascade Corp.                                                                   8,375,302
            804,500 Smurfit-Stone Container Corp.                                                        12,043,365
            568,050 Sonoco Products Co.                                                                  12,951,540
             63,600 Weyerhaeuser Co.                                                                      3,580,044
                                                                                                      -------------
                                                                                                         43,253,197

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              2,481 Fitzgeralds Gaming Corp. (NON)                                                               25

Health Care Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            193,458 Anthem, Inc. (NON)                                                                   14,608,014
            533,800 Cardinal Health, Inc.                                                                29,225,550
            391,900 CIGNA Corp.                                                                          18,333,082
              1,828 Genesis Health Ventures, Inc. (NON)                                                      38,845
              1,383 Mariner Health Care, Inc. (NON)                                                          10,373
                                                                                                      -------------
                                                                                                         62,215,864

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------------------------------------------
            464,140 Whirlpool Corp.                                                                      30,066,989

Insurance (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,266,700 ACE, Ltd. (Bermuda)                                                                  41,788,433
            655,850 American International Group, Inc.                                                   42,105,570
            206,200 AON Corp.                                                                             4,959,110
            162,400 MBIA, Inc.                                                                            8,220,688
            688,250 Radian Group, Inc.                                                                   32,216,983
            509,625 XL Capital, Ltd. Class A (Bermuda)                                                   40,515,188
                                                                                                      -------------
                                                                                                        169,805,972

Investment Banking/Brokerage (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,256,200 JPMorgan Chase & Co.                                                                 79,079,810
            487,700 Merrill Lynch & Co., Inc.                                                            26,516,249
                                                                                                      -------------
                                                                                                        105,596,059

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            576,800 Hilton Hotels Corp.                                                                   8,421,280
          1,249,500 Royal Caribbean Cruises, Ltd.                                                        36,547,875
                                                                                                      -------------
                                                                                                         44,969,155

Machinery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            708,450 Ingersoll-Rand Co. Class A (Bermuda)                                                 38,426,328

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            610,250 Dover Corp.                                                                          22,341,253

Media (1.0%)
-------------------------------------------------------------------------------------------------------------------
            997,200 AOL Time Warner, Inc. (NON)                                                          15,386,796
          2,247,300 Walt Disney Co. (The)                                                                49,260,816
                                                                                                      -------------
                                                                                                         64,647,612

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             88,600 AmerisourceBergen Corp.                                                               5,589,774

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            218,200 Pitney Bowes, Inc.                                                                    8,313,420

Oil & Gas (5.1%)
-------------------------------------------------------------------------------------------------------------------
            145,530 Apache Corp.                                                                          9,017,039
            354,850 BP PLC ADR (United Kingdom)                                                          14,744,018
            348,000 Canadian Natural Resources, Ltd. (Canada)                                            13,182,240
          1,263,923 ConocoPhillips                                                                       66,153,730
          3,713,842 Exxon Mobil Corp.                                                                   132,138,498
            281,200 Noble Corp. (Cayman Islands) (NON)                                                    9,243,044
            469,600 Royal Dutch Petroleum Co. ADR (Netherlands)                                          20,465,168
            530,200 TotalFinaElf SA ADR (France)                                                         39,022,720
            565,500 Unocal Corp.                                                                         16,563,495
              1,213 York Research Corp. 144A (NON)                                                               76
                                                                                                      -------------
                                                                                                        320,530,028

Pharmaceuticals (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,428,100 Abbott Laboratories                                                                  56,052,925
            172,000 Forest Laboratories, Inc. (NON)                                                       8,235,360
            409,300 Johnson & Johnson                                                                    21,197,647
          2,019,200 King Pharmaceuticals, Inc. (NON)                                                     30,409,152
          1,136,900 Merck & Co., Inc.                                                                    62,847,832
          3,234,323 Pfizer, Inc.                                                                        107,897,015
            828,600 Wyeth                                                                                37,767,588
                                                                                                      -------------
                                                                                                        324,407,519

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,374,098 Xerox Corp. (NON)                                                                    25,640,258

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             84,550 Knight-Ridder, Inc.                                                                   5,802,667

Railroads (1.3%)
-------------------------------------------------------------------------------------------------------------------
            419,200 Canadian National Railway Co. (Canada)                                               21,819,360
          1,002,951 Union Pacific Corp.                                                                  61,119,834
                                                                                                      -------------
                                                                                                         82,939,194

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
            520,870 Equity Office Properties Trust (R)                                                   14,448,934

Regional Bells (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,094,850 BellSouth Corp.                                                                      27,885,830
          2,918,004 SBC Communications, Inc.                                                             68,164,573
          2,553,481 Verizon Communications, Inc.                                                         89,014,348
                                                                                                      -------------
                                                                                                        185,064,751

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,494,400 Darden Restaurants, Inc.                                                             27,960,224
            272,800 McDonald's Corp.                                                                      6,277,128
                                                                                                      -------------
                                                                                                         34,237,352

Retail (2.6%)
-------------------------------------------------------------------------------------------------------------------
            190,000 CVS Corp.                                                                             5,698,100
            310,000 Federated Department Stores, Inc.                                                    12,403,100
          1,543,350 JC Penney Co., Inc. (Holding Co.)                                                    28,675,443
            980,900 Limited, Inc. (The)                                                                  16,390,839
            312,300 Lowe's Cos., Inc.                                                                    14,852,988
          2,206,000 Office Depot, Inc. (NON)                                                             36,619,600
            806,250 TJX Cos., Inc. (The)                                                                 15,681,563
            547,600 Wal-Mart Stores, Inc.                                                                30,616,316
                                                                                                      -------------
                                                                                                        160,937,949

Software (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,081,100 BMC Software, Inc. (NON)                                                             15,243,510
          2,153,500 Computer Associates International, Inc.                                              54,806,575
          1,846,800 Microsoft Corp.                                                                      48,755,520
            348,300 PeopleSoft, Inc. (NON)                                                                5,806,161
                                                                                                      -------------
                                                                                                        124,611,766

Technology Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            253,000 Fiserv, Inc. (NON)                                                                    9,877,120

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            175,100 CenturyTel, Inc.                                                                      6,004,179

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            141,400 Liz Claiborne, Inc.                                                                   4,868,402

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,729,248 Altria Group, Inc.                                                                  109,197,212

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,173,750 Republic Services, Inc.                                                              28,404,750
                                                                                                      -------------
                    Total Common stocks (cost $3,494,532,937)                                        $3,901,212,947

U.S. government and agency obligations (16.1%) (a)
Principal amount                                                                                              Value

U.S. Government and Agency Mortgage Obligations (11.2%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
                    Pass-Through Certificates
           $532,541 8 3/4s, with due dates from May 1, 2009 to June 1, 2009                                $580,719
             32,143 6s, May 1, 2017                                                                          33,200
        123,422,436 Federal Home Loan Mortgage Corporation TBA, 4 1/2s, August 1, 2018                  120,375,136
                    Federal National Mortgage Association Pass-Through Certificates
             37,137 11s, with due dates from October 1, 2015 to March 1, 2016                                41,733
              8,012 8 3/4s, July 1, 2009                                                                      8,754
          3,844,077 8s, with due dates from August 1, 2026 to June 1, 2028                                4,173,867
          1,018,220 7 1/2s, with due dates from October 1, 2025 to September 1, 2032                      1,080,162
          2,328,159 7 1/2s, with due dates from February 1, 2015 to April 1, 2016                         2,495,253
          3,994,877 7s, with due dates from July 1, 2025 to December 1, 2032                              4,187,177
          4,878,738 7s, with due dates from November 1, 2007 to January 1, 2015                           5,182,924
          4,546,303 6 1/2s, August 1, 2032                                                                4,669,915
            823,362 6 1/2s, with due dates from July 1, 2010 to May 1, 2011                                 867,358
            683,315 6s, with due dates from December 1, 2013 to May 1, 2017                                 708,133
            855,328 5 1/2s, with due dates from September 1, 2017 to January 1, 2018                        872,021
        201,410,900 Federal National Mortgage Association TBA, 5s, August 1, 2033                       192,536,736
                    Government National Mortgage Association
                    Pass-Through Certificates
          2,393,690 7s, with due dates from August 15, 2029 to January 15, 2032                           2,512,410
         10,187,279 6 1/2s, with due dates from October 15, 2028 to February 15, 2033                    10,545,078
                    Government National Mortgage Association
         22,256,000 TBA, 5 1/2s, August 1, 2033                                                          22,075,281
        351,614,000 TBA, 5s, August 1, 2033                                                             337,000,922
                                                                                                      -------------
                                                                                                        709,946,779

U.S. Government and Agency Obligations (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
         20,265,000 7 1/4s, May 15, 2030                                                                 23,318,875
         32,111,000 7 1/4s, January 15, 2010                                                             37,296,573
                                                                                                      -------------
                                                                                                         60,615,448

U.S. Treasury Obligations (3.9%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         26,750,000 8s, November 15, 2021                                                                34,963,079
         22,060,000 6 1/4s, May 15, 2030                                                                 24,398,713
          9,105,000 6 1/4s, August 15, 2023                                                               9,997,008
                    U.S. Treasury Bonds
         18,055,000 6 1/8s, August 15, 2029 (SEG)                                                        19,593,196
         25,745,000 6s, February 15, 2026                                                                27,475,759
                    U.S. Treasury Notes
        102,707,000 6 1/2s, February 15, 2010                                                           118,265,467
         10,415,000 3s, November 15, 2007                                                                10,386,525
                                                                                                      -------------
                                                                                                        245,079,747
                                                                                                      -------------
                    Total U.S. government and agency obligations
                    (cost $1,052,191,988)                                                            $1,015,641,974

Corporate bonds and notes (10.7%) (a)
Principal amount                                                                                              Value

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
           $785,000 Boeing Co. (The) bonds 6 1/8s, 2033                                                    $717,054
            225,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                  236,250
          1,880,000 L-3 Communications Corp. 144A sr. sub. notes 6 1/8s, 2013                             1,804,800
          3,265,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              4,005,724
          1,115,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                  1,254,863
            710,000 Raytheon Co. bonds 5 3/8s, 2013                                                         699,709
          1,890,000 Raytheon Co. notes 8.2s, 2006                                                         2,149,729
          1,330,000 Raytheon Co. notes 6.15s, 2008                                                        1,446,307
                                                                                                      -------------
                                                                                                         12,314,436

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,780,000 Continental Airlines, Inc. pass-through certificates Ser. 98-2,
                    6.32s, 2008                                                                           3,572,398
            379,094 Continental Airlines, Inc. pass-through certificates Ser. 981A,
                    6.648s, 2017                                                                            358,244
            363,848 US Air, Inc. pass-through certificates Ser. 93-A2, 9 5/8s,
                    2003 (In default) (NON)                                                                 145,539
                                                                                                      -------------
                                                                                                          4,076,181

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
            400,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                       430,500
          1,815,000 DaimlerChrysler NA Holding Corp. company guaranty 8 1/2s, 2031                        1,981,967
          2,525,000 DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009                          2,749,791
          2,785,000 DaimlerChrysler NA Holding Corp. company guaranty Ser. D,
                    3.4s, 2004                                                                            2,821,384
          3,190,000 Dana Corp. notes 9s, 2011                                                             3,437,225
          1,410,000 Ford Motor Co. notes 7.45s, 2031                                                      1,204,127
          3,835,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            3,914,154
          1,295,000 General Motors Acceptance Corp. bonds 8s, 2031                                        1,194,871
          3,735,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                           3,835,931
          2,060,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       2,332,950
          1,540,000 SPX Corp. sr. notes 6 1/4s, 2011                                                      1,501,500
            850,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    875,281
                                                                                                      -------------
                                                                                                         26,279,681

Banking (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allfirst Financial, Inc. sub. notes 7.2s, 2007                                        1,110,054
            405,000 Bank of New York Co., Inc. (The) sr. sub. notes FRN 3.4s, 2013                          394,166
          1,325,000 Bank One Corp. sub. debs. 8s, 2027                                                    1,568,988
            515,000 Bank One Corp. sub. debs. 7 5/8s, 2026                                                  585,192
          2,355,000 Bank One Corp. sub. notes 7.6s, 2007                                                  2,659,094
          7,190,000 Bank United Corp. notes Ser. A, 8s, 2009                                              8,356,743
            350,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               406,551
          1,620,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              1,760,253
          2,165,000 Barclays Bank PLC 144A FRN 6.86s, 2049 (United Kingdom)                               2,262,880
            995,000 Capital One Bank notes 6 1/2s, 2013                                                     928,928
            385,000 Capital One Bank notes Ser. BKNT, 4 7/8s, 2008                                          386,458
            470,000 Capital One Bank sr. notes Ser. BKNT, 6.7s, 2008                                        501,612
            920,000 CBA Capital Trust I 144A bonds 5.805s, 2049                                             913,045
            760,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   848,320
          6,255,000 Colonial Bank sub. notes 8s, 2009                                                     6,386,912
          1,620,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                       1,812,998
          3,760,000 First Union National Bank sub. notes 7.8s, 2010                                       4,425,625
            410,000 FleetBoston Financial Corp. notes 7 1/4s, 2005                                          453,012
          1,540,000 HSBC Capital Funding LP 144A bank guaranty FRB 4.61s, 2049 (Jersey)                   1,399,506
          2,300,000 HSBC Capital Funding LP 144A bank guaranty FRN 9.547s, 2049 (Jersey)                  2,876,808
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,580,159
          1,095,000 National City Bank bonds 4 5/8s, 2013                                                 1,041,045
          3,605,000 National City Corp. sub. notes 7.2s, 2005                                             3,912,305
          5,825,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     6,250,458
          7,190,000 Peoples Bank - Bridgeport sub. notes 7.2s, 2006                                       7,275,173
          3,170,000 Royal Bank of Scotland Group PLC FRB 7.648s, 2031 (United Kingdom)                    3,610,059
          1,930,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,284,035
            655,000 Sovereign Bank sub. notes 5 1/8s, 2013                                                  633,115
          1,270,000 Suncorp-Metway, Ltd. 144A FRN 3 1/2s, 2013 (Australia)                                1,271,778
          2,970,000 UBS AG/Jersey Branch FRN 4.065%, 2008 (United Kingdom)                                2,962,575
                                                                                                      -------------
                                                                                                         70,857,847

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
            235,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                239,700
            390,000 Coors Brewing Co. company guaranty 6 3/8s, 2012                                         418,236
          2,180,000 Diageo PLC company guaranty 8s, 2022 (United Kingdom)                                 2,607,369
          2,605,000 PepsiAmericas, Inc. notes Ser. MTN, 3 7/8s, 2007                                      2,620,165
                                                                                                      -------------
                                                                                                          5,885,470

Broadcasting (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,960,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      2,136,400
          1,355,000 Chancellor Media Corp. company guaranty 8s, 2008                                      1,524,375
          1,035,000 News America Holdings, Inc. debs. 7 3/4s, 2045                                        1,111,394
          1,900,000 News America Holdings, Inc. debs. 7.7s, 2025                                          2,045,747
          1,420,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,568,874
             75,000 News America, Inc. 144A notes 4 3/4s, 2010                                               77,850
          1,955,000 Viacom, Inc. company guaranty 7.7s, 2010                                              2,295,839
                                                                                                      -------------
                                                                                                         10,760,479

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
            350,000 American Standard Cos., Inc. company guaranty 7 5/8s, 2010                              387,625
          1,155,000 Masco Corp. notes 6 3/4s, 2006                                                        1,265,631
                                                                                                      -------------
                                                                                                          1,653,256

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            561,000 AT&T Broadband Corp. company guaranty 8 3/8s, 2013                                      660,431
          1,120,000 Comcast Corp. company guaranty 6 1/2s, 2015                                           1,166,048
            890,000 Comcast Corp. company guaranty 5.85s, 2010                                              926,236
            310,000 Comcast Corp. notes 5.3s, 2014                                                          296,553
          1,305,000 Cox Communications, Inc. notes 7 3/4s, 2010                                           1,506,018
            945,000 Cox Enterprises, Inc. 144A notes 8s, 2007                                             1,076,054
          3,070,000 Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                         3,437,052
          1,575,000 Liberty Media Corp. debs. 8 1/4s, 2030                                                1,616,270
          1,400,000 Rogers Cable Inc. 144A notes 6 1/4s, 2013 (Canada)                                    1,344,000
          3,200,000 TCI Communications, Inc. debs. 7 7/8s, 2013                                           3,664,070
                                                                                                      -------------
                                                                                                         15,692,732

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               87,600
          1,270,000 Avery Dennison Corp. notes 4 7/8s, 2013                                               1,238,541
          1,315,000 Dow Chemical Co. (The) debs. 8.55s, 2009                                              1,499,818
          2,800,000 Dow Chemical Co. (The) notes 5 3/4s, 2009                                             2,919,355
            685,000 Eastman Chemical Co. notes 3 1/4s, 2008                                                 651,156
          1,628,000 Equistar Chemicals LP/Equistar Funding Corp. company guaranty
                    10 1/8s, 2008                                                                         1,628,000
            697,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           808,520
            117,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 131,040
          2,055,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,988,213
            350,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   339,500
            680,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   697,000
          1,080,000 Millenium America, Inc. company guaranty 7s, 2006                                     1,058,400
            730,000 Monsanto Co. notes 4s, 2008                                                             722,482
            590,000 Monsanto Co. sr. notes 7 3/8s, 2012                                                     664,299
            465,000 Praxair, Inc. notes 6 3/8s, 2012                                                        510,120
                                                                                                      -------------
                                                                                                         14,944,044

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          1,505,000 Arch Western Finance, LLC 144A sr. notes 6 3/4s, 2013                                 1,482,425

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Deluxe Corp. notes 5s, 2012                                                           1,561,636

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
          1,445,000 Hewlett-Packard Co. notes 5 1/2s, 2007                                                1,547,332

Conglomerates (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,280,000 Textron Financial Corp. notes 6s, 2009                                                2,382,705
            425,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                       429,250
            760,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                       782,800
          1,255,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                           1,242,450
                                                                                                      -------------
                                                                                                          4,837,205

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            720,000 Capital One Financial Corp. notes 7 1/4s, 2006                                          763,200
          2,310,000 Countrywide Home Loans, Inc. company guaranty Ser. K, 5 5/8s, 2007                    2,474,216
          4,025,000 Household Finance Corp. notes 7s, 2012                                                4,467,468
          1,820,000 Household Finance Corp. notes 6 3/4s, 2011                                            1,990,840
          2,895,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       3,098,930
          1,875,000 Wells Fargo Financial, Inc. notes 6 1/8s, 2006                                        2,028,298
                                                                                                      -------------
                                                                                                         14,822,952

Consumer Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,385,000 Johnson (SC) & Son, Inc. 144A bonds 5 3/4s, 2033                                      1,266,195
            935,000 Newell Rubbermaid, Inc. notes 4s, 2010                                                  896,966
                                                                                                      -------------
                                                                                                          2,163,161

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Ball Corp. 144A sr. notes 6 7/8s, 2012                                                1,650,000
          1,283,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    1,334,320
            750,000 Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012                                        791,250
          1,645,000 Sealed Air Corp. 144A notes 5 5/8s, 2013                                              1,573,051
                                                                                                      -------------
                                                                                                          5,348,621

Electric Utilities (1.2%)
-------------------------------------------------------------------------------------------------------------------
            485,000 AEP Texas Central Co. 144A notes 5 1/2s, 2013                                           483,924
          2,015,000 Alabama Power Co. sr. notes Ser. S, 5 7/8s, 2022                                      1,928,779
            275,000 American Electric Power Co., Inc. notes Ser. A, 6 1/8s, 2006                            296,718
            400,000 American Electric Power Co., Inc. sr. notes Ser. C, 5 3/8s, 2010                        406,306
            475,000 Appalachian Power Co. notes 3.6s, 2008                                                  464,074
          4,845,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     5,368,158
            260,000 CenterPoint Energy Resources Corp. debs. 8.9s, 2006                                     296,058
          1,025,000 CenterPoint Energy Resources Corp. notes 7 3/4s, 2011                                 1,117,696
          1,570,000 Constellation Energy Group, Inc. notes 7.6s, 2032                                     1,687,659
          1,020,000 Constellation Energy Group, Inc. notes 7s, 2012                                       1,114,602
            920,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                                 988,936
          1,070,000 Consumers Energy Co. 144A 1st mtge. 4 1/4s, 2008                                      1,070,410
            535,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                        593,779
          1,590,000 DTE Energy Co. sr. notes 6 3/8s, 2033                                                 1,455,336
          1,155,000 Duke Capital Corp. sr. notes Ser. A, 6 1/4s, 2005                                     1,200,773
            470,000 Duke Energy Corp. 144A 1st mtge. 3 3/4s, 2008                                           466,510
          2,270,000 Exelon Corp. sr. notes 6 3/4s, 2011                                                   2,499,486
          1,450,000 Exelon Generation Co., LLC sr. notes 6.95s, 2011                                      1,594,437
          5,300,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          5,563,384
            490,000 Florida Power & Light Co. 1st mtge. 5 5/8s, 2034                                        454,235
          1,845,000 Monongahela Power Co. 1st mtge. 5s, 2006                                              1,794,263
          3,465,000 National Rural Utilities Cooperative Finance Corp. coll. trust 6s, 2006               3,769,972
          1,065,000 National Rural Utilities Cooperative Finance Corp. coll. trust 3 7/8s, 2008           1,068,966
          1,650,000 National Rural Utilities Cooperative Finance Corp. coll. trust 3s, 2006               1,670,252
          3,840,000 NiSource Finance Corp. company guaranty 7 7/8s, 2010                                  4,423,657
                824 Northeast Utilities notes Ser. A, 8.58s, 2006                                               939
          1,840,000 Northern States Power Co. mtge. Ser. B, 8s, 2012                                      2,196,664
          2,385,000 Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012                                   2,560,517
          2,635,000 Pepco Holdings, Inc. notes 5 1/2s, 2007                                               2,736,740
            585,000 Potomac Edison Co. 1st mtge. 8s, 2024                                                   590,850
          1,160,000 PP&L Capital Funding, Inc. company guaranty Ser. D, 8 3/8s, 2007                      1,318,956
            555,000 Progress Energy, Inc. sr. notes 6 3/4s, 2006                                            605,716
          2,060,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,116,980
            165,000 Progress Energy, Inc. sr. notes 6.05s, 2007                                             176,786
          7,810,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      8,589,700
          1,465,000 Public Service Electric & Gas Co. 1st mtge. FRN 6 3/8s, 2008                          1,611,015
            375,000 Public Services Company of Colorado sr. notes Ser. A, 6 7/8s, 2009                      413,229
            875,000 South Carolina Electric & Gas Co. 1st mtge. 5.3s, 2033                                  771,873
          1,510,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                1,630,800
            630,000 Southern Power Co. 144A bonds 4 7/8s, 2015                                              578,869
          1,505,000 Tampa Electric Co. notes 6 7/8s, 2012                                                 1,575,396
            260,000 Teco Energy, Inc. notes 7s, 2012                                                        244,400
            300,000 Teco Energy, Inc. sr. notes 7 1/2s, 2010                                                292,500
            225,000 TXU Energy Co. 144A notes 7s, 2013                                                      236,242
          1,170,000 Virginia Electric & Power Co. sr. notes 4 3/4s, 2013                                  1,128,645
            653,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          724,014
          1,945,000 Wisconsin Electric Power notes 4 1/2s, 2013                                           1,853,276
            950,000 XCEL Energy, Inc. 144A sr. notes 3.4s, 2008                                             910,495
                                                                                                      -------------
                                                                                                         74,642,972

Electronics (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,440,000 Arrow Electronics, Inc. notes 6 7/8s, 2013                                            1,355,904
            290,000 Jabil Circuit, Inc. sr. notes 5 7/8s, 2010                                              284,628
            390,000 Motorola, Inc. notes 7 5/8s, 2010                                                       431,925
            425,000 Motorola, Inc. notes 6 3/4s, 2006                                                       453,688
                                                                                                      -------------
                                                                                                          2,526,145

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
            548,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         583,620
            536,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   552,750
          2,450,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       2,677,811
                                                                                                      -------------
                                                                                                          3,814,181

Financial (1.8%)
-------------------------------------------------------------------------------------------------------------------
          5,340,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    6,099,530
          1,980,000 Aegon NV notes 4 3/4s, 2013 (Netherlands)                                             1,863,726
            840,000 American Express Co. notes 4 7/8s, 2013                                                 811,561
          6,320,000 ASIF Global Financing 144A notes 3.85s, 2007                                          6,357,434
          1,525,000 Associates Corp. NA sr. notes Ser. 8, 7 3/8s, 2007                                    1,732,431
          3,165,000 Associates First Capital Corp. debs. 6.95s, 2018                                      3,550,804
          3,770,000 Associates First Capital Corp. sr. notes 6 1/4s, 2008                                 4,166,235
          4,065,000 Associates First Capital Corp. sub. debs. 8.15s, 2009                                 4,693,843
          1,250,000 AXA Financial, Inc. sr. notes 7 3/4s, 2010                                            1,452,876
          2,125,000 CIT Group, Inc. sr. notes 5 1/2s, 2007                                                2,217,687
          2,235,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                      2,391,894
          1,555,000 CIT Group, Inc. sr. sub. notes 4 1/8s, 2006                                           1,594,359
          1,925,000 Citigroup, Inc. debs. 6 5/8s, 2028                                                    2,002,408
          2,865,000 Citigroup, Inc. sub. notes 7 1/4s, 2010                                               3,271,813
          1,610,000 Executive Risk Capital Trust company guaranty Class B, 8.675s, 2027                   1,731,677
          1,300,000 Fund American Cos., Inc. notes 5 7/8s, 2013                                           1,258,358
          1,795,000 General Electric Capital Corp. company guaranty 7 7/8s, 2006                          2,056,332
          1,475,000 General Electric Capital Corp. notes Ser. A, 6 7/8s, 2010                             1,663,399
            565,000 General Electric Capital Corp. notes Ser. A, 6 3/4s, 2032                               592,282
            830,000 General Electric Capital Corp. notes Ser. A, 6s, 2012                                   873,059
          3,115,000 General Electric Capital Corp. notes Ser. A, 4 5/8s, 2009                             3,155,106
          4,365,000 General Electric Capital Corp. notes Ser. A, 3.667s, 2006                             4,356,485
          1,340,000 General Electric Capital Corp. notes Ser. MTN, 3 1/4s, 2009                           1,271,215
            680,000 Hartford Financial Services Group, Inc. (The) notes 2 3/8s, 2006                        668,916
            770,000 Hartford Financial Services Group, Inc. (The) 144A notes 4 5/8s, 2013                   717,332
          1,335,000 Heller Financial, Inc. notes 8s, 2005                                                 1,479,977
            760,000 Heller Financial, Inc. notes 7 3/8s, 2009                                               880,109
          1,470,000 ING Capital Funding Trust III company guaranty FRB 8.439s, 2010                       1,741,691
          1,590,000 International Lease Finance Corp. notes 2.95s, 2006                                   1,588,603
          1,470,000 John Hancock Financial Services, Inc. sr. notes 5 5/8s, 2008                          1,566,738
            765,000 John Hancock Global Funding II 144A notes 7.9s, 2010                                    898,103
         12,200,000 JP Morgan HYDI notes 6.4s, 2008                                                      11,602,200
          8,205,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      5,586,858
          1,180,000 Metlife, Inc. debs. 3.911s, 2005                                                      1,218,585
            465,000 Nationwide Financial Services, Inc. notes 5 5/8s, 2015                                  466,087
            815,000 Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031                                 910,187
         11,025,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         11,622,687
          1,515,000 Principal Life Global Funding I 144A sec. notes 5 1/4s, 2013                          1,498,306
            865,000 Protective Life Corp. notes 4.3s, 2013                                                  794,559
            625,000 Prudential Financial, Inc. notes Ser. MTNB, 4 1/2s, 2013                                574,530
          2,185,000 Prudential Insurance Co. 144A notes 8.3s, 2025                                        2,538,752
          1,585,000 St. Paul Co., Inc. (The) sr. notes 5 3/4s, 2007                                       1,671,408
          1,125,000 State Street Capital Trust II FRN 1.79s, 2008                                         1,125,313
          2,910,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                      3,083,995
            565,000 Travelers Property Casualty Corp. sr. notes 3 3/4s, 2008                                562,143
            620,000 XL Capital Europe PLC company guaranty 6 1/2s,
                    2012 (United Kingdom)                                                                   661,937
                                                                                                      -------------
                                                                                                        112,623,530

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,230,000 Archer Daniels Midland Co. notes 5.935s, 2032                                         1,165,779
          3,520,000 Campbell Soup Co. notes 6 3/4s, 2011                                                  3,926,637
          1,505,000 ConAgra, Inc. notes 7 7/8s, 2010                                                      1,793,962
          2,475,000 ConAgra, Inc. notes 6s, 2006                                                          2,699,547
            810,000 Dean Foods Co. sr. notes 8.15s, 2007                                                    858,600
            725,000 General Mills, Inc. notes 5 1/8s, 2007                                                  772,582
          1,375,000 Hormel Foods Corp. notes 6 5/8s, 2011                                                 1,522,492
            510,000 Kellogg Co. notes 6s, 2006                                                              553,227
            460,000 Kellogg Co. notes Ser. B, 6.6s, 2011                                                    509,250
          5,520,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                  5,734,943
          2,560,000 Tyson Foods, Inc. notes 8 1/4s, 2011                                                  2,878,008
          1,275,000 Tyson Foods, Inc. notes 7 1/4s, 2006                                                  1,398,157
          1,415,000 Unilever Capital Corp. bonds 5.9s, 2032                                               1,341,627
                                                                                                      -------------
                                                                                                         25,154,811

Forest Products and Packaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
             31,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                            32,568
          2,200,000 Abitibi-Consolidated, Inc. company guaranty 6.95s, 2006 (Canada)                      2,262,612
          1,640,000 Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                              1,881,152
            528,000 Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                448,800
            370,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                364,450
            245,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                       254,800
          3,470,000 International Paper Co. notes 6 3/4s, 2011                                            3,782,529
            753,000 Louisiana-Pacific Corp. sr. notes 8 7/8s, 2010                                          865,950
            482,000 Louisiana-Pacific Corp. sr. sub. notes 10 7/8s, 2008                                    549,480
            465,000 Packaging Corp. of America 144A notes 5 3/8s, 2013                                      452,257
          1,995,000 Potlatch Corp. dep. notes FRN 12 1/2s, 2009                                           2,294,250
            230,000 Smurfit Capital Funding PLC notes 6 3/4s, 2005 (Ireland)                                235,175
          2,030,000 Weyerhaeuser Co. notes 6 3/4s, 2012                                                   2,162,470
                                                                                                      -------------
                                                                                                         15,586,493

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            710,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                              764,138
            935,000 International Game Technology sr. notes 8 3/8s, 2009                                  1,104,815
          1,330,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,388,435
            600,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          657,000
          1,605,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        1,757,475
          1,320,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,412,400
            390,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                             420,225
            270,000 Mohegan Tribal Gaming Authority 144A sr. sub. notes 6 3/8s, 2009                        265,275
            740,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   795,500
            705,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              770,213
                                                                                                      -------------
                                                                                                          9,335,476

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,620,000 HCA, Inc. notes Ser. MTN, , 2010                                                      1,750,180
            265,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        277,262
            530,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                  11,263
            280,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                   6,300
                                                                                                      -------------
                                                                                                          2,045,005

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,451,250
            490,000 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                482,650
          1,725,000 D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                              1,587,000
            775,000 K. Hovnanian Enterprises, Inc. company guaranty 9 1/8s, 2009                            829,250
            350,000 KB Home sr. sub. notes 7 3/4s, 2010                                                     367,500
            973,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   1,106,986
          1,115,000 NVR, Inc. sr. notes 5s, 2010                                                          1,048,100
          1,990,000 Pulte Homes, Inc. company guaranty 7 7/8s, 2011                                       2,274,256
          2,370,000 Ryland Group, Inc. sr. notes 5 3/8s, 2008                                             2,346,300
            407,000 Standard Pacific Corp. sr. notes 8 1/2s, 2007                                           416,158
            940,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,019,900
                                                                                                      -------------
                                                                                                         12,929,350

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,120,000 Bear Stearns Cos., Inc. (The) notes 3s, 2006                                          2,140,132
          1,610,000 Goldman Sachs Group, Inc. (The) notes 6 1/8s, 2033                                    1,519,301
            770,000 Goldman Sachs Group, Inc. (The) notes 4 3/4s, 2013                                      725,756
          1,620,000 Goldman Sachs Group, Inc. (The) notes 4 1/8s, 2008                                    1,636,098
          4,410,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                4,707,746
            500,000 JPMorgan Chase & Co. sr. notes 3 5/8s, 2008                                             492,187
          2,700,000 JPMorgan Chase & Co. sub. notes 5 3/4s, 2013                                          2,751,478
          3,700,000 Lehman Brothers Holdings, Inc. notes 6 5/8s, 2006                                     4,057,513
          1,700,000 Merrill Lynch & Co., Inc. notes Ser. B, 7.08s, 2005                                   1,853,881
            540,000 Merrill Lynch & Co., Inc. notes Ser. B, 4 3/4s, 2009                                    544,120
          1,270,000 Morgan Stanley Tracers notes 4 1/4s, 2010                                             1,236,786
                                                                                                      -------------
                                                                                                         21,664,998

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 Cendant Corp. notes 6 1/4s, 2010                                                      2,101,451
            445,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                  487,275
            465,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  495,225
          1,010,000 ITT Corp. notes 6 3/4s, 2005                                                          1,045,350
            430,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 7/8s, 2012                                                                            455,800
            855,000 Starwood Hotels & Resorts Worldwide, Inc. company guaranty
                    7 3/8s, 2007                                                                            884,925
                                                                                                      -------------
                                                                                                          5,470,026

Machinery (--%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 John Deere Capital Corp. sr. notes Ser. D, 3 1/8s, 2005                               1,287,808

Manufacturing (--%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Bunge Ltd. Finance Corp. 144A notes 5 7/8s, 2013                                        419,138

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,325,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              2,411,095
            430,000 AOL Time Warner, Inc. notes 6 3/4s, 2011                                                462,246
          2,600,000 AOL Time Warner, Inc. notes 5 5/8s, 2005                                              2,731,222
          2,520,000 Time Warner, Inc. debs. 9.15s, 2023                                                   2,930,861
            915,000 Time Warner, Inc. notes 8.18s, 2007                                                   1,043,512
          1,805,000 Walt Disney Co. notes 5 3/8s, 2007                                                    1,911,325
                                                                                                      -------------
                                                                                                         11,490,261

Medical Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            650,000 AmerisourceBergen Corp. company guaranty 7 1/4s, 2012                                   679,250
            476,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          509,320
          1,608,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          24,120
          1,446,000 Service Corp. International notes 6s, 2005                                            1,449,615
                                                                                                      -------------
                                                                                                          2,662,305

Metal Fabricators (--%)
-------------------------------------------------------------------------------------------------------------------
            735,000 Timken Co. notes 5 3/4s, 2010                                                           743,591

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,175,000 Alcoa, Inc. notes 6 1/2s, 2011                                                        3,485,782
          1,205,000 Falconbridge, Ltd. bonds 5 3/8s, 2015 (Canada)                                        1,082,461
            575,000 WMC Finance USA 144A bonds 6 1/4s, 2033 (Australia)                                     537,539
            995,000 WMC Finance USA 144A notes 5 1/8s, 2013 (Australia)                                     955,500
                                                                                                      -------------
                                                                                                          6,061,282

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,835,000 Duke Energy Field Services, LLC notes 7 7/8s, 2010                                    2,103,728
            910,000 KeySpan Corp. notes 7 5/8s, 2010                                                      1,073,718
          1,860,000 Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                            1,994,421
            545,000 National Fuel Gas Co. notes 5 1/4s, 2013                                                528,011
          1,595,000 Sempra Energy notes 7.95s, 2010                                                       1,818,810
          1,000,000 Texas Eastern Transmission LP sr. notes 7s, 2032                                      1,032,856
            590,000 TransCanada Pipelines, Ltd. notes 4s, 2013 (Canada)                                     533,854
                                                                                                      -------------
                                                                                                          9,085,398

Oil & Gas (0.4%)
-------------------------------------------------------------------------------------------------------------------
            630,000 Amerada Hess Corp. notes 5.9s, 2006                                                     677,041
          4,385,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       4,809,503
            765,000 Devon Energy Corp. sr. notes 2 3/4s, 2006                                               760,612
            900,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                               1,027,986
          2,890,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    3,217,674
          1,140,000 MidAmerican Energy Holdings Co. sr. notes 4 5/8s, 2007                                1,158,721
            245,000 MidAmerican Energy Holdings Co. sr. notes 3 1/2s, 2008                                  237,233
          1,780,000 Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                                     1,716,369
            370,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         394,050
          1,000,000 Nexen, Inc. notes 7 7/8s, 2032 (Canada)                                               1,126,360
          1,910,000 Noble Affilitates, Inc. sr. notes 8s, 2027                                            2,103,277
            775,000 Petro-Canada, Ltd. bonds 5.35s, 2033 (Canada)                                           658,069
            595,000 Petro-Canada, Ltd. notes 4s, 2013 (Canada)                                              535,850
            700,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             845,250
          2,935,000 Union Oil Company of California company guaranty 7 1/2s, 2029                         3,196,975
          1,134,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,213,380
            733,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                  780,645
            839,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                 910,315
                                                                                                      -------------
                                                                                                         25,369,310

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,935,000 American Home Products Corp. FRN 6.7s, 2011                                           3,246,970
            845,000 Bayer Corp. 144A FRB 6.2s, 2008                                                         908,967
            620,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      641,700
                                                                                                      -------------
                                                                                                          4,797,637

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            717,431 York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In default) (NON)             502,202

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,485,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 3,959,859
          2,180,000 CSX Corp. notes 6 1/4s, 2008                                                          2,388,774
          1,040,000 CSX Corp. notes 4 7/8s, 2009                                                          1,044,638
          1,075,000 Norfolk Southern Corp. sr. notes 7 1/4s, 2031                                         1,153,723
          2,015,000 Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                         2,226,180
            810,000 Union Pacific Corp. debs. 5 3/8s, 2033                                                  694,410
          2,055,000 Union Pacific Corp. notes 7 3/8s, 2009                                                2,350,573
            885,000 Union Pacific Corp. notes 6 5/8s, 2008                                                  979,788
                                                                                                      -------------
                                                                                                         14,797,945

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,535,000 Archstone-Smith Operating Trust notes 5s, 2007 (R)                                    3,673,271
            650,000 Centerpoint Properties Trust notes Ser. MTN, 4 3/4s, 2010                               630,236
          1,320,000 Developers Diversified Realty Corp. 144A notes 4 5/8s, 2010                           1,250,334
            315,000 EOP Operating LP company guaranty 6 3/4s, 2012                                          342,731
          1,540,000 EOP Operating LP sr. notes 7s, 2011                                                   1,681,027
          2,730,000 Franchise Finance Corp. of America sr. notes 8 3/4s, 2010 (R)                         3,360,275
          1,325,000 Hospitality Properties Trust notes 6 3/4s, 2013(R)                                    1,315,035
          1,540,000 HRPT Properties Trust notes 6 1/2s, 2013 (R)                                          1,573,361
            282,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                        301,740
            910,000 iStar Financial, Inc. sr. notes 7s, 2008 (R)                                            921,375
          1,935,000 Mack-Cali Realty LP notes 7 3/4s, 2011 (R)                                            2,198,052
          2,575,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                 2,671,563
                                                                                                      -------------
                                                                                                         19,919,000

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Ameritech Capital Funding company guaranty 6 1/4s, 2009                                 218,484
          1,020,000 Bellsouth Capital Funding notes 7 3/4s, 2010                                          1,203,925
          2,140,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   2,193,500
            440,000 SBC Communications, Inc. notes 5 7/8s, 2012                                             461,895
          2,380,000 Telus Corp. notes 8s, 2011 (Canada)                                                   2,659,555
          1,515,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                               1,656,648
          2,705,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       3,069,125
          2,045,000 Verizon New England Inc. sr. notes 6 1/2s, 2011                                       2,222,077
            670,000 Verizon Virginia Inc. debs. Ser. A, 4 5/8s, 2013                                        637,327
                                                                                                      -------------
                                                                                                         14,322,536

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
          2,140,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              2,407,500
             60,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                                  64,800
                                                                                                      -------------
                                                                                                          2,472,300

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,842,527 CVS Corp. 144A pass-through certificates 6.117s, 2013                                 1,896,871
          1,150,000 Federated Department Stores sr. notes 8 1/2s, 2010                                    1,356,741
          1,385,000 Fred Meyer, Inc. Holding Co. company guaranty 7.45s, 2008                             1,563,671
          1,333,000 JC Penney Co., Inc. notes 7.6s, 2007                                                  1,352,995
          1,130,000 Kroger Co. company guaranty 6.8s, 2011                                                1,225,496
          1,355,000 Kroger Co. company guaranty 6 3/4s, 2012                                              1,462,896
          1,065,000 Limited, Inc. (The) notes 6 1/8s, 2012                                                1,113,912
          1,505,000 Safeway, Inc. notes 7 1/2s, 2009                                                      1,693,187
          1,138,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,177,830
          1,845,000 Sears Roebuck Acceptance FRN Ser. MTN, 3.28s, 2004                                    1,859,249
            335,000 Sears Roebuck Acceptance FRN Ser. MTN, 3.18s, 2004                                      337,673
            650,000 Sears Roebuck Acceptance Corp. bonds 7 1/2s, 2027                                       639,887
                                                                                                      -------------
                                                                                                         15,680,408

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             11,184 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece) (In default) (NON)                   5,592

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Eastman Kodak Co. notes Ser. MTNA, 3 5/8s, 2008                                       2,010,420

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,410,000 Electronic Data Systems Corp. 144A notes 6s, 2013                                     1,297,480
            645,000 Fiserv, Inc. 144A notes 4s, 2008                                                        639,792
          1,465,000 Science Applications International Corp. 144A bonds 5 1/2s, 2033                      1,224,470
                                                                                                      -------------
                                                                                                          3,161,742

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,565,000 AT&T Corp. sr. notes 8s, 2031                                                         1,655,265
          1,705,000 AT&T Corp. sr. notes 7.8s, 2011                                                       1,869,098
            715,000 AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031                                     824,023
          2,095,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,358,505
          2,260,000 British Telecommunications PLC bonds 8 7/8s, 2030 (United Kingdom)                    2,776,094
          3,350,000 British Telecommunications PLC notes 8 3/8s, 2010 (United Kingdom)                    4,002,889
          4,415,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                         4,771,613
            905,000 Citizens Communications Co. notes 9 1/4s, 2011                                        1,112,259
            960,000 Citizens Communications Co. sr. notes 6 3/8s, 2004                                      994,979
          2,025,000 Deutsche Telekom International Finance BV bonds 8s,
                    2010 (Netherlands)                                                                    2,386,078
          2,435,000 Deutsche Telekom International Finance BV company guaranty 8 3/4s,
                    2030 (Netherlands)                                                                    2,880,094
          1,540,000 Deutsche Telekom International Finance BV notes 5 1/4s, 2013
                    (Netherlands)                                                                         1,474,518
            390,000 Eircom Funding 144A sr. sub. notes 8 1/4s, 2013 (Ireland)                               397,800
          1,450,000 France Telecom notes 10s, 2031 (France)                                               1,805,439
          2,125,000 France Telecom notes 7 3/4s, 2011 (France)                                            2,525,456
            505,000 Koninklijke (Royal) KPN NV sr. unsub. notes 8s, 2010 (Netherlands)                      597,547
          1,515,000 Sprint Capital Corp. company guaranty 8 3/4s, 2032                                    1,639,942
            215,000 Sprint Capital Corp. company guaranty 7.9s, 2005                                        231,778
          2,455,000 Sprint Capital Corp. company guaranty 7 5/8s, 2011                                    2,642,513
          2,865,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                    2,570,994
          7,365,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                             7,948,910
          1,090,000 Vodafone Group PLC bonds 6 1/4s, 2032 (United Kingdom)                                1,057,311
          1,235,000 Vodafone Group PLC notes 7 3/4s, 2010 (United Kingdom)                                1,446,283
          1,705,000 Vodafone Group PLC notes 7 5/8s, 2005 (United Kingdom)                                1,846,051
                                                                                                      -------------
                                                                                                         51,815,439

Telephone (--%)
-------------------------------------------------------------------------------------------------------------------
          1,655,000 Telefonica Europe BV company guaranty 7 3/4s, 2010 (Netherlands)                      1,943,031

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,620,000 Philip Morris Cos., Inc. notes 7.2s, 2007                                             2,710,146
          2,820,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           2,915,119
            600,000 R.J. Reynolds Tobacco Holdings, Inc. company guaranty 6 1/2s, 2007                      561,000
                                                                                                      -------------
                                                                                                          6,186,265

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,245,000 Allied Waste North America, Inc. sr. notes 7 7/8s, 2013                               2,289,900
              4,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                         3,480
                                                                                                      -------------
                                                                                                          2,293,380
                                                                                                      -------------
                    Total Corporate bonds and notes (cost $670,046,679)                                $677,047,435

Collateralized mortgage obligations (7.3%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
                    Arc Net Interest Margin Trust
           $623,381 Ser. 02-5A, Class A, 7 3/4s, 2032                                                      $619,370
            838,408 Ser. 02-2, Class A, 7 3/4s, 2032                                                        837,012
                    Arc Net Interest Margin Trust 144A
            839,120 Ser. 02-1A, Class A, 7 3/4s, 2032                                                       838,976
             62,619 Ser. 01-6A, Class A, 7 1/4s, 2031                                                        62,395
                    Asset Securitization Corp.
          2,000,000 Ser. 97-MD7, Class A1B, 7.41s, 2030                                                   2,204,935
          2,972,339 Ser. 95-MD4, Class A1, 7.1s, 2029                                                     3,195,697
            880,000 Ser. 96-MD6, Class A1B, 6.88s, 2029                                                     890,962
          4,670,500 Ser. 97-D5, Class A1C, 6 3/4s, 2043                                                   5,153,430
          2,790,580 Banc of America Commercial Mortgage, Inc. Ser. 00-2, Class A1,
                    7.02s, 2032                                                                           3,055,685
         93,880,000 Bayview Financial Acquisition Trust Ser. 03-X, Class A1, Interest Only
                    (IO), 1.36s, 2006                                                                     1,452,206
         11,341,000 Bear Stearns Asset Backed Securities, Inc. Ser. 03-AC1, Class A, IO,
                    5s, 2005                                                                                969,301
            535,000 Bear Stearns Commercial Mortgage Securitization Corp. Ser. 02-TOP8,
                    Class X2, IO, 2.13s, 2038                                                                57,691
                    Chase Commercial Mortgage Securities Corp.
          3,011,241 Ser. 00-1, Class A1, 7.656s, 2032                                                     3,207,198
          1,333,937 Ser. 98-1, Class A1, 6.34s, 2030                                                      1,389,379
          4,937,500 Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
                    6.57s, 2007                                                                           5,366,445
         98,300,187 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO,
                    0.91s, 2020                                                                           5,713,207
          2,548,673 Commercial Mortgage Pass-Through Certificates Ser. 00-C1,
                    Class A1, 7.206s, 2033                                                                2,757,027
          2,826,919 Countrywide Home Loan Ser. 98-A12, Class A14, 8s, 2028                                2,879,670
          1,939,519 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
                    6 1/2s, 2024                                                                          1,989,115
          9,485,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                  10,685,445
          3,385,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                     3,465,308
                    CS First Boston Mortgage Securities Corp.
         19,424,558 Ser. 97-C2, Class A2, 6.52s, 2035                                                    20,473,212
          3,642,892 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    3,768,117
            357,249 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                    362,552
          2,865,000 CS First Boston Mortgage Securities Corp. 144A Ser. 01-CK1,
                    Class ACP, IO, 1.03s, 2035                                                              122,658
         14,159,702 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A,
                    6.93s, 2009                                                                          15,378,711
         75,831,870 DLJ Commercial Mortgage Corp. 144A Ser. 00-CKP1, Class S, IO,
                    0.481s, 2010                                                                          4,307,969
                    Fannie Mae
          5,611,271 Ser. 02-36, Class SJ, 17 3/8s, 2029                                                   6,304,353
              1,605 Ser. 92-15, Class L, IO, 8s, 2022                                                        22,504
            283,287 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                     307,674
          4,362,909 Ser. 02-T19, Class A3, 7 1/2s, 2042                                                   4,738,492
            113,445 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                     123,211
          8,070,490 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    8,765,242
          8,089,136 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   8,785,494
          5,013,664 Ser. 01-T12, Class A2, 7 1/2s, 2041                                                   5,445,269
         10,107,567 Ser. 01-T8, Class A1, 7 1/2s, 2041                                                   10,977,682
         10,202,783 Ser. 01-T7, Class A1, 7 1/2s, 2041                                                   11,081,095
            564,762 Ser. 01-T3, Class A1, 7 1/2s, 2040                                                      613,380
          1,665,325 Ser. 01-T1, Class A1, 7 1/2s, 2040                                                    1,808,686
            666,223 Ser. 99-T2, Class A1, 7 1/2s, 2039                                                      723,575
          6,408,331 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    6,959,996
            156,309 Ser. 01-T5, Class A3, 7 1/2s, 2030                                                      169,765
         13,790,016 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   14,977,138
          1,701,146 Ser. 02-W3, Class A5, 7 1/2s, 2028                                                    1,847,590
         12,157,724 Ser. 02-36, Class QH, IO, 6.95s, 2029                                                   968,457
          1,881,480 Ser. 02-27, Class SQ, IO, 6.9s, 2032                                                     65,852
         40,639,626 Ser. 03-22, IO, 6s, 2033                                                             10,604,423
          4,669,964 Ser. 332, Class 2, IO, 6s, 2033                                                       1,249,215
         11,979,099 Ser. 03-58, Class ID, IO, 6s, 2033                                                    3,034,081
         12,031,183 Ser. 03-63, Class IP, IO, 6s, 2033                                                    2,799,130
         12,410,000 Ser. 03-71, Class YS, IO, 5.98s, 2033                                                 1,758,730
         32,450,891 Ser. 329, Class 2, IO, 5 1/2s, 2032                                                   9,339,756
             48,300 Ser. 03-29, Class IG, IO, 5 1/2s, 2031                                                   16,271
          7,238,334 Ser. 03-42, Class JI, IO, 5 1/2s, 2028                                                1,067,654
          7,261,826 Ser. 03-54, Class IY, IO, 5 1/2s, 2026                                                1,231,678
            386,500 Ser. 03-17, Class PI, IO, 5 1/2s, 2025                                                   55,318
         38,737,951 Ser. 337, Class 2, IO, 5s, 2033                                                      11,572,963
          4,720,609 Ser. 03-16, Class IC, IO, 5s, 2015                                                      895,342
         11,726,113 Ser. 03-W3, Class 22, IO, 2.45s, 2042                                                   348,119
         57,031,235 Ser. 03-W6, Class 11, IO, 2.36s, 2042                                                 1,627,785
         19,577,339 Ser. 03-W10, Class 3, IO, 2.148s, 2043                                                1,235,820
         37,041,845 Ser. 03-W10, Class 1, IO, 2.113s, 2043                                                2,430,871
         51,077,290 Ser. 03-W6, Class 21, IO, 2.01s, 2042                                                 1,056,122
        136,163,164 Ser. 03-T2, Class 2, IO, 1.93s, 2042                                                  4,701,884
          5,808,682 Ser. 03-W10, Class 1A1, 1.701s, 2032                                                  5,777,823
         86,272,646 Ser. 03-W8, Class 12, IO, 1.649s, 2042                                                4,650,269
         71,018,248 Ser. 03-W8, Class 11, IO, 1.157s, 2042                                                1,217,144
         43,366,112 Ser. 03-49, Class SV, IO, 1s, 2033                                                    1,605,901
         11,497,889 Ser. 03-W3, Class 21, IO, 0.68s, 2042                                                   244,876
         37,423,557 Ser. 03-W6, Class 51, IO, 0.667s, 2042                                                  731,834
         95,733,382 Ser. 01-T12, Class IO, 0.57s, 2041                                                    1,705,251
        107,454,189 Ser. 03-W3, Class 1, IO, 0.44s, 2042                                                  1,417,708
         53,089,853 Ser. 03-W4, Class 3A, IO, 0.44s, 2042                                                   779,757
         72,951,577 Ser. 02-T1, IO, 0.42s, 2031                                                             980,287
         56,550,230 Ser. 03-W6, Class 3, IO, 0.365s, 2042                                                   635,079
         56,377,631 Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                  610,092
         79,517,904 Ser. 03-W2, Class 1, IO, 0.074s, 2042                                                 1,167,919
                    Federal Home Loan Mortgage Corp. Structured
                    Pass-Through Securities
          1,586,527 Ser. T-42, Class A5, 7 1/2s, 2042                                                     1,723,104
         35,462,161 Ser. T-56, Class A, IO, 2.16s, 2043                                                   1,246,717
         42,850,204 Ser. T-56, Class 3, IO, 0.38s, 2043                                                     528,932
         45,361,501 Ser. T-56, Class 1, IO, 0.289s, 2043                                                    411,089
         47,432,820 Ser. T-56, Class 2, IO, 0.055s, 2043                                                    118,582
         19,220,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                     20,673,032
            620,000 First Union National Bank Commercial Mortgage 144A Ser. 02-C1, IO,
                    0.96s, 2034                                                                              32,211
          3,950,018 First Union-Chase Commercial Mortgage Ser. 99-C2, Class A1,
                    6.363s, 2031                                                                          4,191,038
                    First Union-Lehman Brothers Commercial Mortgage Trust II
          6,670,000 Ser. 97-C1, Class A3, 7.38s, 2029                                                     7,436,268
          1,605,667 Ser. 97-C1, Class A2, 7.3s, 2029                                                      1,646,937
                    Freddie Mac
            460,497 Ser. 2028, Class SG, IO, 15.4s, 2023                                                      7,483
         12,881,616 Ser. 2437-SB, IO, 6.89s, 2032                                                         1,143,243
          3,509,322 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                   119,536
         10,207,021 Ser. 2469, Class SH, IO, 6.393s, 2032                                                   816,562
          2,977,251 Ser. 212, IO, 6s, 2031                                                                  565,678
          7,242,381 Ser. 2581, Class IE, IO, 5 1/2s, 2025                                                 1,647,642
         21,336,341 Ser. 2579, Class DI, IO, 5 1/2s, 2023                                                 4,429,129
          6,981,900 Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                                   637,098
            605,478 Ser. 2626, Class JS, IO, 5.49s, 2023                                                     58,939
         17,999,925 Ser. 2626, Class DI, IO, 5s, 2033                                                     3,940,296
          1,023,374 G-Force CDO, Ltd. FRB Ser. 01-1A, Class A, 1.7s, 2033                                 1,023,323
         15,994,123 GE Capital Commercial Mortgage Corp. Ser. 01-3, Class X1, IO,
                    0.67s, 2038                                                                             675,050
          5,621,882 General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
                    Class D3, 3.357s, 2014                                                                5,624,737
                    GMAC Commercial Mortgage Securities, Inc.
          9,408,000 Ser. 97-C2, Class A2, 6.55s, 2007                                                     9,666,720
         17,842,138 Ser. 99-C1, Class X, IO, 0.65s, 2033                                                    543,628
          7,329,790 Ser. 98-C2, Class X, IO, 0.6s, 2035                                                     217,603
                    GMAC Commercial Mortgage Securities, Inc. 144A
          1,110,000 Ser. 03-C1, Class G, 4.817s, 2036                                                     1,020,978
            515,000 Ser. 02-C1, Class X2, IO, 0.891s, 2039                                                   25,016
            603,234 Government National Mortgage Association Ser. 98-2, Class EA,
                    Principal Only (PO), zero %, 2018                                                       505,868
          2,970,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C, 2.51s, 2041
                    (United Kingdom)                                                                      2,951,670
                    GS Mortgage Securities Corp. II
          7,830,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                   8,450,528
            898,862 Ser. 98-GLII, Class A1, 6.312s, 2031                                                    956,967
         13,365,000 Holmes Financing PLC FRB Ser. 1, Class 2C, 2.256s, 2040                              13,278,809
                    Housing Securities, Inc.
            301,667 Ser. 93-F, Class F9M2, 7s, 2023                                                         301,761
             81,691 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       80,134
            450,000 JP Morgan Chase Commercial Mortgage Securities Corp. 144A
                    Ser. 02-C1, Class X2,IO, 0.239s, 2037                                                    32,784
          9,365,653 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9,
                    Class A1, 7.59s, 2032                                                                10,182,619
          5,359,710 LB Commercial Conduit Mortgage Trust Ser. 98-C4, Class A1A,
                    5.87s, 2006                                                                           5,608,434
                    LB-UBS Commercial Mortgage Trust
         10,057,921 Ser. 00-C3, Class A1, 7.95s, 2009                                                    11,251,495
          8,951,765 Ser. 00-C4, Class A1, 7.18s, 2009                                                     9,910,045
                    LB-UBS Commercial Mortgage Trust 144A
          1,485,000 Ser. 02-C4, Class XCP, IO, 1.696s, 2035                                                 107,554
         41,445,000 Ser. 03-C1, Class XCP, IO, 1.48s, 2036                                                2,761,436
         27,389,000 Ser. 03-C5, Class XCP, IO, 1.358s, 2037                                               1,364,403
          1,820,000 Lehman Brothers Floating Rate Commercial FRB 144A Ser. 03-C4,
                    Class A, 1.701s, 2015                                                                 1,820,000
          7,813,401 Merit Securities Corp. FRB Ser. 11PA, Class 3A1, 1.72s, 2027                          7,554,582
                    Merrill Lynch Mortgage Investors, Inc.
          1,456,592 Ser. 97-C1, Class A2, 7.03s, 2029                                                     1,463,157
            297,503 Ser. 96-C2, Class A3, 6.96s, 2028                                                       321,954
            566,519 Ser. 98-C2, Class A1, 6.22s, 2030                                                       585,639
         34,008,263 Merrill Lynch Mortgage Trust 144A Ser. 02-MW1, Class XP, IO,
                    1.86s, 2034                                                                           2,476,227
                    Morgan Stanley Capital I
          1,323,779 Ser. 99-CAM1, Class A2, 6.76s, 2032                                                   1,431,512
          4,579,274 Ser. 98-CF1, Class A1, 6.33s, 2032                                                    4,795,358
                    Morgan Stanley Dean Witter Capital I
          1,569,128 Ser. 00-LIF2, Class A1, 6.96s, 2033                                                   1,719,472
         52,110,000 Ser. 03-TOP9, Class X2, IO, 1.524s, 2036                                              4,110,656
          2,877,454 Ser. 02-HQ, Class X1, IO, 0.6s, 2034                                                     74,172
                    Morgan Stanley Dean Witter Capital I 144A
          1,032,778 FRB Ser. 01-XLF, Class D, 2.64s, 2013                                                 1,031,572
            794,601 FRB Ser. 01-XLF, Class E, 2.59s, 2013                                                   787,948
          2,690,000 Nomura Asset Securities Corp. Ser. 96-MD5, Class A1B, 7.12s, 2039                     2,930,770
         85,384,000 Prudential Commercial Mortgage Trust 144A Ser. 03-PWR1,
                    Class X2, IO, 1.73s, 2036                                                             6,964,133
            420,628 Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                      421,004
            900,000 Prudential Mortgage Capital Funding, LLC 144A IO, 0.82s, 2034                            31,814
          2,006,752 Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                     2,004,605
                    Ryland Mortgage Securities Corp.
            498,457 Ser. 94-7C, Class B2, 7.36s, 2025                                                       498,457
            705,725 Ser. 94-7C, Class B1, 7.36s, 2025                                                       719,511
         41,999,735 Salomon Brothers Mortgage Securities VII 144A Ser. 00-C2,
                    Class X, IO, 0.833s, 2033                                                             1,876,863
            427,037 Sasco Arc Net Interest Margin Notes 144A Ser. 03-AM1, Class A,
                    7 3/4s, 2033                                                                            424,955
          1,767,000 Starwood Asset Receivables Trust FRN Ser. 02-1A, Class F,
                    2.435s, 2020                                                                          1,768,060
                    Starwood Asset Receivables Trust 144A
            650,000 FRB Ser. 03-1A, Class F, 2.2s, 2022                                                     650,390
            825,000 FRB Ser. 03-1A, Class E, 2.15s, 2022                                                    825,495
            865,000 FRB Ser. 03-1A, Class A2, 1.45s, 2022                                                   865,519
          1,343,000 Structured Asset Securities Corp. FRN Ser. 02-HF2, Class M3,
                    3.1s, 2032                                                                            1,142,285
         10,869,178 Structured Asset Securities Corp. Ser. 98-RF3, Class A, IO, 6.1s, 2028                1,843,195
          1,438,352 TIAA Commercial Real Estate Securitization Ser. 01-C1A, Class A1,
                    5.77s, 2016                                                                           1,511,618
          9,366,509 TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                10,265,669
                                                                                                      -------------
                    Total Collateralized mortgage obligations (cost $443,723,776)                      $463,269,900

Asset-backed securities (3.8%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
         $6,157,000 ACE Securities Corp. Ser. 03-FM1, Class A, IO, 5 1/2s, 2005                            $589,225
          3,586,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                          3,906,499
          9,142,906 AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 1.51s, 2029                           9,142,906
                    Ameriquest Mortgage Securities, Inc.
         13,296,000 Ser. 03-6, Class S, IO, 5s, 2005                                                        807,109
            391,000 FRN Ser. 02-4, Class M4, 4.85s, 2033                                                    329,093
            560,000 FRN Ser. 03-AR3, Class M5, 4.85s, 2033                                                  530,644
            496,000 FRN Ser. 2003-1, Class M4, 4.18s, 2033                                                  408,166
                    Amortizing Residential Collateral Trust
          1,471,329 Ser. 02-BC3N, Class B2, 7s, 2032                                                      1,457,395
         21,171,818 Ser. 02-BC1, Class A, IO, 6s, 2005                                                      872,212
         33,361,364 Ser. 02-BC3, Class A, IO, 6s, 2005                                                    1,861,091
         35,492,182 Ser. 01-BC6, Class A, IO, 6s, 2004                                                      991,702
         39,115,636 Ser. 02-BC5, Class A, IO, 6s, 2004                                                    1,752,596
         32,011,364 Ser. 02-BC6, Class A, IO, 6s, 2004                                                    1,260,366
         35,590,909 Ser. 02-BC7, Class A, IO, 0.364s, 2004                                                1,575,019
          8,855,000 Ser. 03-8, IO, 5s, 2006                                                                 657,927
            826,000 FRB Ser. 03-8, 4.866s, 2011                                                             690,206
          1,465,000 FRN Ser. 02-BC1, Class M2, 2.2s, 2032                                                 1,431,751
            683,000 FRN Ser. 02-BC5, Class B, 3.35s, 2032                                                   592,449
          1,342,000 FRN Ser. 02-BC7, Class B3, 3.1s, 2032                                                 1,149,454
            560,170 AQ Finance NIM Trust Ser. 02-1, Class Note, 9 1/2s, 2032                                558,595
                    Argent Securities, Inc.
         47,750,000 Ser. 03-W2, Class A, IO, 1.24s, 2004                                                    431,268
            900,000 FRB Ser. 03-1, 4.87s, 2033                                                              708,547
            641,000 FRB Ser. 03-W2, 4.87s, 2033                                                             510,373
                    Asset Backed Funding Certificates
            833,930 Ser. 02-NC1, Class N1, 8.84s, 2032                                                      831,845
          1,457,000 FRN Ser. 02-OPT1, Class M3, 2 1/2s, 2032                                              1,449,260
            433,757 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                           433,757
          1,872,933 Asset Backed Funding Corp. NIM Trust 144A Ser. 03-WF1, Class N1,
                    8.35s, 2032                                                                           1,872,933
                    Asset Backed Securities Corp.
         13,807,000 Ser. 03-HE5, IO, 4s, 2013                                                               812,611
            794,000 FRB Ser. 03-HE5, 5.366s, 2033                                                           690,393
                    Asset Backed Securities Corp. Home Equity Loan Trust
         41,213,000 Ser. 02-HE1, Class A, IO, 5.05s, 2032                                                 1,363,615
          1,273,000 FRN Ser. 03-HE1, Class M4, 5.61s, 2033                                                1,134,909
            931,000 FRN Ser. 03-HE3, Class M5, 5.11s, 2033                                                  809,427
          1,353,000 FRN Ser. 02-HE2, Class M2, 2.237s, 2032                                               1,326,588
          7,219,000 Bank One Issuance Trust FRN Ser. 02-C1, Class C1, 2.07s, 2009                         7,175,855
                    Bayview Financial Acquisition Trust
          3,930,000 Ser. 02-CA, Class A, IO, 7.15s, 2004                                                    192,816
         19,736,000 Ser. 03-DA, IO, 4s, 2006                                                              1,156,530
          3,057,755 FRN Ser. 01-DA, Class M3, 2 1/2s, 2031                                                3,027,177
                    Bayview Financial Acquisition Trust 144A
         11,102,000 Ser. 03-CA, Class A, IO, 4s, 2005                                                       579,147
        182,769,415 Ser. 02-X, Class A1, IO, 1.32s, 2005                                                  2,084,714
          3,365,918 Bear Stearns Asset Backed Securities, Inc. FRN Ser. 03-1, Class A1,
                    1.535s, 2042                                                                          3,365,918
          2,715,000 Capital One Master Trust 144A FRN Ser. 01-5, Class C, 2.257s, 2009                    2,596,997
                    Capital One Multi-Asset Execution Trust
            570,000 FRB Ser. 02-C1, Class C1, 3.857s, 2010                                                  577,743
          3,698,000 FRN Ser. 03-A1, Class A1, 1.5s, 2009                                                  3,716,272
            850,000 CDC Mortgage Capital Trust FRB Ser. 03-HE3, Class B3, 1s, 2033                          701,852
          3,005,000 CDO Repackaging Trust Series 144A FRB Ser. 03-2, Class A,
                    5.18s, 2008                                                                           3,005,000
          1,550,000 Chase Credit Card Master Trust FRN Ser. 01-1, Class C, 1.837s, 2007                   1,543,288
            716,763 Chase Funding Net Interest Margin Ser. 02-2, 8 1/2s, 2035                               715,832
                    Chase Funding Net Interest Margin 144A
            769,546 Ser. 03-3A, Class Note, 6 7/8s, 2036                                                    769,469
          1,882,426 Ser. 03-C1A, Class Note, 6 3/4s, 2036                                                 1,882,238
                    Conseco Finance Securitizations Corp.
          4,582,000 Ser. 02-1, Class M2, 9.546s, 2032                                                     2,749,200
          3,810,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       1,333,500
         10,547,816 Ser. 02-2, Class A, IO, 8.5s, 2010                                                    3,316,128
         17,670,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     14,948,814
          8,310,000 Ser. 01-04, Class A4, 7.36s, 2019                                                     7,590,732
          6,235,000 Ser. 01-3, Class A4, 6.91s, 2033                                                      5,524,118
         12,065,471 Ser. 02-1, Class A, 6.681s, 2032                                                     11,800,413
         32,032,255 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A, Class AP,
                    IO, 5s, 2025                                                                          1,496,227
          3,061,000 Consumer Credit Reference IDX Securities FRB Ser. 02-1A, Class A,
                    3.03s, 2007                                                                           3,023,717
                    Countrywide Asset-Backed Certificates
            516,000 FRB Ser. 03-4, Class B, 4.62s, 2032                                                     473,591
            517,000 FRB Ser. 03-BC4, Class B, 4.62s, 2032                                                   464,331
          1,745,113 Credit-Based Asset Servicing and Securitization 144A Ser. 03-CB2N,
                    Class Note, 8.35s, 2033                                                               1,745,113
          1,515,000 CS First Boston Mortgage Securities Corp. FRN Ser. 02-1, Class M2,
                    2 1/2s, 2032                                                                          1,493,228
                    First Franklin Mortgage Loan Asset Backed Certificates
         10,642,704 Ser. 02-FF3, Class A, IO, 7.58s, 2004                                                   437,479
         31,428,000 Ser. 03-FF3, Class A, IO, 6s, 2005                                                    1,989,550
         15,226,000 Ser. 03-FFB, Class A, IO, 6s, 2005                                                    1,161,213
          1,378,579 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        992,577
          2,838,765 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           2,836,563
            470,000 Goldentree Loan Opportunities II, Ltd. 144A FRN Ser. 2A, Class 4,
                    4.37s, 2015 (Cayman Islands)                                                            467,650
                    Green Tree Financial Corp.
         16,750,000 Ser. 99-5, Class A5, 7.86s, 2031                                                     14,263,962
            577,000 Ser. 99-3, 6.16s, 2031                                                                  586,016
            786,000 GSAMP Trust FRN Ser. 03-HE1, Class B2, 3.22s, 2033                                      685,539
                    Home Equity Asset Trust
          1,441,690 Ser. 02-1N, Class A, 8s, 2032                                                         1,416,460
          1,160,000 FRN Ser. 03-4, Class B3, 5.6s, 2033                                                   1,029,676
          1,370,000 LBAHC Ser. 03-4, 6.535s, 2033                                                         1,370,000
         39,132,499 Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.81s, 2028                         641,478
          5,220,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 3.85s, 2037                                      4,820,148
          2,585,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A, Class EFL, 4.119s, 2036
                    (Cayman Islands)                                                                      2,585,000
                    Long Beach Mortgage Loan Trust
          1,162,000 FRB Ser. 03-4, 5.11s, 2033                                                              980,619
            848,000 FRN Ser. 03-3, Class M4, 4.6s, 2033                                                     692,180
                    Madison Avenue Manufactured Housing Contract
        234,631,221 Ser. 02-A, IO, 0.03s, 2032                                                            2,786,246
          4,059,503 FRN Ser. 02-A, Class B1, 4.35s, 2032                                                  2,638,677
          3,385,682 Marriott Vacation Club Owner Trust 144A FRB Ser. 02-1A, Class A1,
                    1.8s, 2010                                                                            3,385,682
            456,000 Mastr Asset-Backed Securities Trust FRB Ser. 03-NC1, 5.12s, 2033                        375,630
                    Mid-State Trust
          1,323,022 Ser. 11, Class B, 8.221s, 2038                                                        1,227,413
          2,123,338 Ser. 10, Class B, 7.54s, 2036                                                         1,845,894
                    Morgan Stanley Capital I
            585,000 Ser. 02-HE3, Class B2, 6s, 2032                                                         498,038
          1,039,000 FRN Ser. 03-HE1, Class B3, 5.07s, 2033                                                  846,785
                    Morgan Stanley Dean Witter Capital I
          6,151,000 FRN Ser. 01-NC4, Class B1, 3.6s, 2032                                                 5,746,904
          1,470,000 FRN Ser. 01-NC3, Class B1, 3.55s, 2031                                                1,382,063
          1,965,000 FRN Ser. 02-AM2, Class B1, 3.35s, 2032                                                1,735,944
          6,610,000 FRN Ser. 02-HE1, Class B1, 2.9s, 2032                                                 6,091,747
            537,294 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N, Class Note,
                    8 1/2s, 2032                                                                            536,651
            449,628 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                447,379
                    New Century Home Equity Loan Trust
            231,764 NNIMS 144A Ser. 03-N1, 7.385s, 2005                                                     231,764
          1,203,000 FRN Ser. 03-3, Class M6, 4.77s, 2033                                                  1,006,808
          1,455,000 FRN Ser. 03-2, Class M4, 4.7s, 2033                                                   1,240,388
                    Option One Mortgage Loan Trust
            865,000 FRN Ser. 03-4, Class M6, 4.85s, 2033                                                    765,660
            581,000 FRB Ser. 03-5, 4.618s, 2033                                                             508,647
          1,292,000 FRN Ser. 03-3, Class M6, 4.6s, 2033                                                   1,141,250
            676,000 FRN Ser. 02-6, Class M4, 4.1s, 2032                                                     615,589
          1,156,756 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                           1,156,756
                    Option One Mortgage Securities Corp. 144A
          1,150,000 Ser. 03-5, 6.9s, 2033                                                                 1,150,000
            670,307 Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                     667,476
            178,242 Option One Mortgage Securities Corp. NIM Trust 144A Ser. 03-2B,
                    Class N1, 7.63s, 2033 (Cayman Islands)                                                  178,186
                    Pass-Through Amortizing Credit Card Trust
          2,874,580 Ser. 02-1A, Class A4FL, 6.601s, 2012                                                  2,864,145
          1,710,988 Ser. 02-1A, Class A3FL, 4.101s, 2012                                                  1,704,777
         11,723,280 Residential Asset Securities Corp. Ser. 02-KS6, Class A, IO, 4 1/2s, 2005               444,371
                    Residential Funding Mortgage Securities II
         35,477,007 Ser. 03-HS1, Class AI, IO, 5 1/2s, 2033                                               1,993,808
         11,099,000 Ser. 03-HS2, Class AI, IO, 5 1/2s, 2005                                                 674,611
                    Sasco Arc Net Interest Margin Notes 144A
            611,314 Ser. 03-3, Class A, 7 3/4s, 2033                                                        608,245
          1,545,497 Ser. 03-BC2A, Class A, 7 3/4s, 2033                                                   1,541,006
          1,734,719 Ser. 03-4, Class A, 7 1/2s, 2033                                                      1,732,895
            217,278 Ser. 03-5, Class A, 7.35s, 2033                                                         217,214
            470,000 SCF III Class A2, 2.316s, 2038                                                          470,000
            555,000 SHARP 144A Ser. 03-TC1N, 7 3/4s, 2033                                                   555,000
                    Structured Asset Investment Loan Trust
            176,563 Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                     175,705
         55,158,000 Ser. 03-BC2, Class A, IO, 6s, 2005                                                    3,389,675
         48,537,000 Ser. 03-BC6, Class A, IO, 6s, 2005                                                    3,332,376
         32,626,000 Ser. 03-BC3, Class A, IO, 6s, 2004                                                    1,737,215
         14,768,000 Ser. 03-BC4, Class A, IO, 6s, 2004                                                      780,120
         26,950,000 Ser. 03-BC5, Class A, IO, 6s, 2004                                                    1,423,634
            870,000 FRN Ser. 03-BC5, Class B, 4.82s, 2033                                                   798,905
          1,208,000 FRN Ser. 03-BC4, Class B, 4.6s, 2033                                                  1,102,488
          1,263,000 Ser. 03-BC7, Class B, 4.116s, 2033                                                    1,125,069
          1,084,000 FRB Ser. 03-BC6, Class B, 4.1s, 2033                                                    975,127
                    Structured Asset Securities Corp.
         27,156,273 Ser. 02-BC10, Class A, IO, 6s, 2004                                                   1,422,990
         24,575,727 Ser. 02-BC9, Class A, IO, 6s, 2004                                                    1,326,500
         19,691,182 Ser. 02-BC1, Class A, IO, 6s, 2004                                                    1,062,852
            628,937 Xerox Equipment Lease Owner Trust FRB Ser. 01-1, Class A,
                    3.107s, 2008                                                                            629,133
                                                                                                      -------------
                    Total Asset-backed securities (cost $260,632,172)                                  $239,241,439

Convertible preferred stocks (0.6%) (a)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
            200,700 CenterPoint Energy, Inc. 2.00% cv. pfd.                                              $6,246,788
            140,250 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                               6,135,938
             54,125 Hartford Financial Services Group, Inc. (The) $3.50 cv. pfd.                          2,990,406
            140,000 Hartford Financial Services Group, Inc. (The) $3.00 cv. pfd.                          7,472,500
            153,751 Xerox Corp. 6.25% cv. pfd.                                                           16,355,263
                                                                                                      -------------
                    Total Convertible preferred stocks (cost $37,132,386)                               $39,200,895

Convertible bonds and notes (0.4%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
         $4,387,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                      $8,472,394
          5,456,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 5,742,440
         10,787,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              11,178,029
                                                                                                      -------------
                    Total Convertible bonds and notes (cost $20,612,047)                                $25,392,863

Municipal bonds and notes (--%) (a)
Principal amount                                                                          Rating (RAT)        Value
-------------------------------------------------------------------------------------------------------------------
         $2,765,000 IL State G.O. Bonds, 5.1s, 6/1/33                                     Aa3            $2,339,881
          1,120,000 NJ State Tpk. Auth. Rev. Bonds, Ser. B, AMBAC,
                    4.252s, 1/1/16                                                        Aaa             1,032,461
                                                                                                      -------------
                    Total Municipal bonds and notes (cost $3,885,000)                                    $3,372,342

                                                                                          Expiration
Purchased options outstanding (--%) (a) (cost $49,684)                                    date/
Contract amount                                                                           strike price        Value
-------------------------------------------------------------------------------------------------------------------
             25,121 Forest Laboratories, Inc. (Put)                                       Sep-03/$42.68     $39,442

Warrants (--%) (a) (NON)                                                                  Expiration
Number of warrants                                                                        date                Value
-------------------------------------------------------------------------------------------------------------------
                167 Washington Group International, Inc. Ser. A                           1/25/06              $526
                190 Washington Group International, Inc. Ser. B                           1/25/06               437
                103 Washington Group International, Inc. Ser. C                           1/25/06               227
                                                                                                      -------------
                    Total Warrants (cost $7,448)                                                             $1,190

Preferred stocks (--%) (a) (cost $--)
Number of shares                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
                  7 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                   $25

Short-term investments (9.6%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
         $5,253,200 Short-term investments held as collateral for loaned securities with yields ranging from 0.91% to 1.23% and
                    due dates ranging from August 1,2003 to September 19,
                    2003 (d)                                                                             $5,251,300
        597,176,609 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00% to 1.24% and
                    due dates ranging from August 1, 2003 to September 25,
                    2003 (d)                                                                            597,176,609
          2,000,000 U.S. Treasury Bills zero %, November 6, 2003 (SEG)                                    1,994,086
                                                                                                     --------------
                    Total Short-term investments (cost $604,421,995)                                   $604,421,995
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,587,236,112)                                          $6,968,842,447
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,304,586,212.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at July 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent Auditors' Report.

(NON) Non-income-producing security.

(SEG) Either a portion or all of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at July 31, 2003.

Forward currency contracts to buy at July 31, 2003
(aggregate face value $2,395,541)

                            Market  Aggregate face    Delivery      Unrealized
                             value           value        date    depreciation
------------------------------------------------------------------------------
Euro                    $2,302,412      $2,395,541     9/17/03        $(93,129)
------------------------------------------------------------------------------
Futures contracts outstanding at July 31, 2003
                                                                    Unrealized
                            Market  Aggregate face  Expiration   appreciation/
                             value           value        date  (depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)     $69,492,275     $69,859,713      Sep-06       $(367,438)
Euro 90 day
(Short)                 71,561,587      71,839,812      Sep-04         278,225
Euro 90 day (Long)      40,183,975      40,488,893      Jun-06        (304,918)
Euro 90 day
(Short)                 41,447,250      41,613,419      Jun-04         166,169
S&P 500 Index
(Short)                217,646,000     220,183,260      Sep-03       2,537,260
U.S. Treasury Bond
(Long)                  18,167,500      20,471,075      Sep-03      (2,303,575)
U.S. Treasury Note
5yr (Long)             312,720,703     326,136,804      Sep-03     (13,416,101)
U.S. Treasury Note
10yr (Short)             1,548,750       1,657,081      Sep-03         108,331
------------------------------------------------------------------------------
                                                                  $(13,302,047)
------------------------------------------------------------------------------
Written options outstanding at July 31, 2003
(premiums received $15,324)
                                                    Expiration
Contract                                                 date/          Market
amount                                             strike price          value
------------------------------------------------------------------------------
25,121  Forest Laboratories, Inc. (Put)           Sep-03/$40.28        $13,817
------------------------------------------------------------------------------
TBA sale commitments outstanding at July 31, 2003
(proceeds receivable $217,341,935)
                                         Principal  Settlement          Market
Agency                                      amount        date           value
------------------------------------------------------------------------------
FNMA, 7s,August 1,
2033                                    $3,995,000     8/13/03      $4,187,259
FNMA, 6 1/2s,August 1,
2033                                     4,546,000     8/13/03       4,678,107
FNMA, 5s,August 1,
2033                                   176,422,000     8/13/03     168,648,847
GNMA, 5
1/2s,August 1,
2033                                    22,256,000     8/20/03      22,075,281
GNMA, 5s,August 1,
2033                                    10,080,000     8/20/03       9,661,075
------------------------------------------------------------------------------
                                                                  $209,250,569
------------------------------------------------------------------------------

Swap contracts outstanding at July 31, 2003
                                     Notional        Termination   Unrealized
                                      amount            date      depreciation
------------------------------------------------------------------------------
Agreement with
Lehman Brothers
Special
Financing, Inc.
dated February
27, 2003 to
receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
CMBS Investment
Grade Rate Index
and pay monthly
the notional
amount multiplied
by the one month
USD-LIBOR-BBA
adjusted by a
specified spread.                   $7,629,725        8/1/03         $(381,301)

Agreement with
Morgan Stanley
Capital Services,
Inc. dated
October 31, 2002
to pay monthly
the notional
amount multiplied
by the one month
USD-LIBOR-BBA
minus a specified
spread and
receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
CMBS Investment
Grade Index.                        11,669,942       11/1/03          (254,395)
------------------------------------------------------------------------------
                                                                     $(635,696)
------------------------------------------------------------------------------
Credit default contracts outstanding at July 31, 2003
(premiums received $201,180)
                                                    Notional            Market
                                                     amount              value
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
International
effective June
26, 2003,
maturing on
September 20,
2008, to receive
a premium equal
to 11.088% times
the notional
amount. Upon a
credit default
event of The Gap,
Inc. 5.75% due
3/15/09 the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of The Gap, Inc.
5.75%, 2009.                                       $1,350,000         $151,740

Agreement with
Merrill Lynch
International
effective May 1,
2003, maturing on
June 20, 2008, to
receive a premium
equal to 7.801%
times the
notional amount.
Upon a credit
default event of
Liberty Media
Corp 7.875% due
7/15/09 the fund
makes a payment
of the
proportional
notional amount
times the
difference
between the par
value and the
then-market value
of Liberty Media
Corp. 7.875%,
2009.                                                 660,000           65,320
------------------------------------------------------------------------------
                                                                      $217,060
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
July 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $4,926,347 of
securities on loan (identified cost $6,587,236,112) (Note 1)                 $6,968,842,447
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        34,595,272
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,910,855
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  265,614,172
-------------------------------------------------------------------------------------------
Total assets                                                                  7,276,962,746

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,172,404
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                             2,737,016
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                732,272,709
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        8,082,309
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      7,586,987
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,124,472
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       292,928
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,995
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,168,421
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value
(premiums received $201,180) (Note 1)                                               217,060
-------------------------------------------------------------------------------------------
Written options outstanding, at value
(premiums received $15,324) (Note 1)                                                 13,817
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 93,129
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            635,696
-------------------------------------------------------------------------------------------
TBA sale commitments, at value
(proceeds receivable $217,341,935) (Note 1)                                     209,250,569
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                5,251,300
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              474,722
-------------------------------------------------------------------------------------------
Total liabilities                                                               972,376,534
-------------------------------------------------------------------------------------------
Net assets                                                                   $6,304,586,212

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                           $6,582,461,306
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     20,229,226
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (673,757,958)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies (Note 5)                                      375,653,638
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $6,304,586,212

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,784,601,197 divided by 240,708,754 shares)                                       $15.72
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.72)*                              $16.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,308,604,728 divided by 84,102,984 shares)**                                      $15.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($91,282,006 divided by 5,840,806 shares)**                                          $15.63
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($239,662,110 divided by 15,390,378 shares)                                          $15.57
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.57)*                              $16.13
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,055 divided by 67 shares)                                                        $15.70
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($880,435,116 divided by 55,852,037 shares)                                          $15.76
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 2003
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $118,113,213
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $494,807)                                       84,540,170
-------------------------------------------------------------------------------------------
Securities lending                                                                   70,198
-------------------------------------------------------------------------------------------
Total investment income                                                         202,723,581

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 28,030,438
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   11,394,076
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   114,542
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     46,734
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             8,792,306
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            12,274,410
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               761,800
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,724,366
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     3
-------------------------------------------------------------------------------------------
Other                                                                             3,564,975
-------------------------------------------------------------------------------------------
Total expenses                                                                   66,703,650
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,202,094)
-------------------------------------------------------------------------------------------
Net expenses                                                                     65,501,556
-------------------------------------------------------------------------------------------
Net investment income                                                           137,222,025
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (267,761,626)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      1,765,626
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (47,363,185)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         192,205
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                           (1,766,221)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                162,056
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                  (91,947)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, written
options and TBA sale commitments during the year (Note 5)                       666,781,703
-------------------------------------------------------------------------------------------
Net gain on investments                                                         351,918,611
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $489,140,636
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                 Year ended July 31
Increase (decrease) in net assets                                            2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $137,222,025          $140,699,392
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                                (314,771,145)         (254,860,960)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies (Note 5)             666,689,756          (476,075,075)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            489,140,636          (590,236,643)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
 From net investment income
   Class A                                                           (107,895,962)          (93,554,631)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (29,270,787)          (25,375,139)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (1,730,918)           (1,012,139)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (6,195,401)           (6,060,338)
-------------------------------------------------------------------------------------------------------
   Class R                                                                    (11)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (26,338,433)          (24,394,192)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
-------------------------------------------------------------------------------------------------------
   Class A                                                                     --            (3,746,955)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (1,309,539)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (60,749)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (283,353)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (900,886)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Notes 4 and 5)              919,964,935           379,554,444
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             1,237,674,059          (367,380,120)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   5,066,912,153         5,434,292,273
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$20,229,226 and $57,224,555, respectively)                         $6,304,586,212        $5,066,912,153
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------

Per-share                                                    Year ended July 31
operating performance                   2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.02        $17.24       $15.77       $18.49       $18.82
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (a)                .37           .45          .52          .55          .57
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .81         (2.17)        1.49        (1.44)         .90
-------------------------------------------------------------------------------------------------
Total from
investment operations                   1.18         (1.72)        2.01         (.89)        1.47
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                       (.48)         (.48)        (.53)        (.58)        (.55)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --          (.02)        (.01)       (1.25)       (1.25)
-------------------------------------------------------------------------------------------------
Total distributions                     (.48)         (.50)        (.54)       (1.83)       (1.80)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.72        $15.02       $17.24       $15.77       $18.49
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.06        (10.20)       12.86        (5.09)        8.33
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,784,601    $2,990,984   $3,176,287   $3,030,281   $3,937,264
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99           .96          .92          .93          .93
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.50          2.75         3.11         3.32         3.10
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                121.38 (d)(e) 131.89 (d)   333.46       140.92       127.68
-------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.87        $17.07       $15.62       $18.33       $18.67
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (a)                .26           .33          .39          .42          .43
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .80         (2.15)        1.48        (1.43)         .90
-------------------------------------------------------------------------------------------------
Total from
investment operations                   1.06         (1.82)        1.87        (1.01)        1.33
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                       (.37)         (.36)        (.41)        (.45)        (.42)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --          (.02)        (.01)       (1.25)       (1.25)
-------------------------------------------------------------------------------------------------
Total distributions                     (.37)         (.38)        (.42)       (1.70)       (1.67)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.56        $14.87       $17.07       $15.62       $18.33
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.25        (10.86)       12.02        (5.82)        7.55
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,308,605    $1,068,667   $1,199,676   $1,175,947   $1,641,515
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74          1.71         1.67         1.68         1.68
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.75          2.00         2.36         2.57         2.35
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                121.38 (d)(e) 131.89 (d)   333.46       140.92       127.68
-------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------

                                                                                          For the
                                                                                           period
                                                                                    July 26, 1999+
Per-share                                            Year ended July 31                to July 31
operating performance                   2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.94        $17.16       $15.71       $18.49       $18.76
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .26           .33          .39          .42           -- (f)
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .80         (2.16)        1.49        (1.44)        (.27)
-------------------------------------------------------------------------------------------------
Total from
investment operations                   1.06         (1.83)        1.88        (1.02)        (.27)
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                       (.37)         (.37)        (.42)        (.51)          --
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --          (.02)        (.01)       (1.25)          --
-------------------------------------------------------------------------------------------------
Total distributions                     (.37)         (.39)        (.43)       (1.76)          --
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.63        $14.94       $17.16       $15.71       $18.49
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.25        (10.88)       12.02        (5.82)       (1.44)*
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $91,282       $53,186      $37,453      $20,642         $565
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.74          1.71         1.67         1.68          .03*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               1.73          1.99         2.32         2.60         (.03)*
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                121.38 (d)(e) 131.89 (d)   333.46       140.92       127.68
-------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.87        $17.08       $15.63       $18.33       $18.67
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (a)                .30           .37          .43          .46          .47
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .80         (2.16)        1.48        (1.42)         .90
-------------------------------------------------------------------------------------------------
Total from
investment operations                   1.10         (1.79)        1.91         (.96)        1.37
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                       (.40)         (.40)        (.45)        (.49)        (.46)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --          (.02)        (.01)       (1.25)       (1.25)
-------------------------------------------------------------------------------------------------
Total distributions                     (.40)         (.42)        (.46)       (1.74)       (1.71)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.57        $14.87       $17.08       $15.63       $18.33
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  7.58        (10.69)       12.31        (5.52)        7.80
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $239,662      $222,176     $252,802     $223,246     $293,336
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.49          1.46         1.42         1.43         1.43
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.02          2.25         2.60         2.82         2.61
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                121.38 (d)(e) 131.89 (d)   333.46       140.92       127.68
-------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------

                                     For the
                                      period
                                 January 21,
                                        2003+
Per-share                         to July 31
operating performance                   2003
--------------------------------------------
Net asset value,
beginning of period                   $15.05
--------------------------------------------
Investment operations:
--------------------------------------------
Net investment income (a)                .17
--------------------------------------------
Net realized and unrealized
gain on investments                      .65
--------------------------------------------
Total from
investment operations                    .82
--------------------------------------------
Less distributions:
--------------------------------------------
From net
investment income                       (.17)
--------------------------------------------
Total distributions                     (.17)
--------------------------------------------
Net asset value,
end of period                         $15.70
--------------------------------------------
Total return at
net asset value (%)(b)                  5.52*
--------------------------------------------

Ratios and supplemental data
--------------------------------------------
Net assets, end of period
(in thousands)                            $1
--------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .65*
--------------------------------------------
Ratio of net investment income
to average net assets (%)               1.18*
--------------------------------------------
Portfolio turnover (%)                121.38 (d)(e)
--------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003          2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.05        $17.28       $15.80       $18.53       $18.85
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (a)                .41           .49          .56          .60          .62
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .82         (2.17)        1.50        (1.46)         .91
-------------------------------------------------------------------------------------------------
Total from
investment operations                   1.23         (1.68)        2.06         (.86)        1.53
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net
investment income                       (.52)         (.53)        (.57)        (.62)        (.60)
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --          (.02)        (.01)       (1.25)       (1.25)
-------------------------------------------------------------------------------------------------
Total distributions                     (.52)         (.55)        (.58)       (1.87)       (1.85)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.76        $15.05       $17.28       $15.80       $18.53
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  8.38        (10.01)       13.18        (4.89)        8.63
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $880,435      $731,900     $768,075     $621,363     $744,552
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .74           .71          .67          .68          .68
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.76          3.00         3.35         3.57         3.33
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                121.38 (d)(e) 131.89 (d)   333.46       140.92       127.68
-------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund
    (Note 5).

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

The George Putnam Fund of Boston ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty.Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

M) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $4,926,347. The fund received cash collateral of $5,251,300, which is pooled with collateral of other Putnam funds into 30 issuers of high-grade short-term investments.

N) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $418,373,972 available to the extent allowed by tax law to offset future net capital gains, if any. As a result of the September 23, 2002 merger, the fund acquired $60,733,776 in capital loss carryovers. This amount includes $13,962,630 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Balanced Retirement Fund and $46,771,146 of capital loss carryovers that were acquired in connection with the fund's acquisition of Putnam Balanced Fund. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------------------------
      $711,962    July 31, 2009
   118,009,857    July 31, 2010
   299,652,153    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004, $133,505,182 of losses recognized during the period November 1, 2002 to July 31, 2003 a portion of which could be limited by Section 381.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $2,785,842 to decrease undistributed net investment income and $74,320,269 to increase paid-in-capital, with an increase to accumulated net realized losses of $71,534,427.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                              $505,558,838
Unrealized depreciation                              (258,820,080)
                                               ------------------
Net unrealized appreciation                           246,738,758
Undistributed ordinary income                          19,691,420
Capital loss carryforward                            (418,373,972)
Post-October loss                                    (133,505,182)
Cost for federal income
tax purposes                                       $6,722,103,689

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2003, the fund's expenses were reduced by $1,202,094 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,350 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $953,001 and $17,833 from the sale of class A and class M shares, respectively, and received $2,091,859 and $8,111 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received $12,889 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,664,100,553 and $5,591,816,308, respectively. Purchases and sales of U.S. government obligations aggregated $1,981,023,795 and $2,092,123,561, respectively.

Written options during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               1,540,654             697,708
Options exercised                           (1,147,224)           (520,328)
Options expired                               (368,309)           (162,056)
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                     25,121             $15,324
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,893,872        $849,636,705
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,611,050          98,441,412
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                         5,510,707          78,454,369
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                             36,618,830         521,331,845
---------------------------------------------------------------------------
                                           105,634,459       1,547,864,331

Shares repurchased                         (64,088,705)       (949,329,152)
---------------------------------------------------------------------------
Net increase                                41,545,754        $598,535,179
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,407,064      $1,035,048,453
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,308,781          88,208,090
---------------------------------------------------------------------------
                                            68,715,845       1,123,256,543

Shares repurchased                         (53,788,195)       (869,198,197)
---------------------------------------------------------------------------
Net increase                                14,927,650        $254,058,346
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,149,786        $237,706,103
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,840,131          27,227,335
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                         1,154,490          16,293,350
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                             14,223,453         200,736,033
---------------------------------------------------------------------------
                                            33,367,860         481,962,821

Shares repurchased                         (21,153,997)       (307,917,883)
---------------------------------------------------------------------------
Net increase                                12,213,863        $174,044,938
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,539,167        $298,183,784
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,512,042          24,915,400
---------------------------------------------------------------------------
                                            20,051,209         323,099,184

Shares repurchased                         (18,434,782)       (295,116,527)
---------------------------------------------------------------------------
Net increase                                 1,616,427         $27,982,657
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,469,236         $36,842,084
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               107,929           1,603,699
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                           206,343           2,926,165
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                              1,118,461          15,861,018
---------------------------------------------------------------------------
                                             3,901,969          57,232,966

Shares repurchased                          (1,621,481)        (23,883,301)
---------------------------------------------------------------------------
Net increase                                 2,280,488         $33,349,665
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,947,563         $31,654,322
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                60,779           1,005,624
---------------------------------------------------------------------------
                                             2,008,342          32,659,946

Shares repurchased                            (630,286)        (10,053,312)
---------------------------------------------------------------------------
Net increase                                 1,378,056         $22,606,634
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,958,968         $43,759,073
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               410,989           6,080,663
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                            49,611             700,183
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                              1,163,340          16,418,669
---------------------------------------------------------------------------
                                             4,582,908          66,958,588

Shares repurchased                          (4,130,141)        (60,618,953)
---------------------------------------------------------------------------
Net increase                                   452,767          $6,339,635
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,306,277         $54,001,778
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               379,378           6,250,860
---------------------------------------------------------------------------
                                             3,685,655          60,252,638

Shares repurchased                          (3,549,172)        (57,173,576)
---------------------------------------------------------------------------
Net increase                                   136,483          $3,079,062
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         65              $1,000
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                     2                  11
---------------------------------------------------------------------------
                                                    67               1,011

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        67              $1,011
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,589,658        $204,021,187
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,762,486          26,338,433
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced Fund                         1,599,557          22,813,715
---------------------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Balanced
Retirement Fund                                295,174           4,209,928
---------------------------------------------------------------------------
                                            17,246,875         257,383,263

Shares repurchased                         (10,018,455)       (149,688,756)
---------------------------------------------------------------------------
Net increase                                 7,228,420        $107,694,507
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,052,339        $248,928,434
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1,519,669          25,295,078
---------------------------------------------------------------------------
                                            16,572,008         274,223,512

Shares repurchased                         (12,397,021)       (202,395,767)
---------------------------------------------------------------------------
Net increase                                 4,174,987         $71,827,745
---------------------------------------------------------------------------

At July 31, 2003, Putnam, LLC owned 67 class R shares of the fund (100% of class R shares outstanding), valued at $1,055.

Note 5
Acquisition of Putnam Balanced
Fund and Putnam Balanced Retirement Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Balanced Fund and Putnam Balanced Retirement Fund in a tax-free exchange approved by the shareholders.

                                                Shares              Shares
                                                Issued           Exchanged
---------------------------------------------------------------------------
Putnam Balanced Fund
Class A                                      5,510,707           9,462,721
Class B                                      1,154,490           1,970,031
Class C                                        206,343             353,307
Class M                                         49,611              84,332
Class Y                                      1,599,557           2,752,898
---------------------------------------------------------------------------
Putnam Balanced Retirement Fund
Class A                                     36,618,830          55,745,386
Class B                                     14,223,453          21,678,937
Class C                                      1,118,461           1,705,371
Class M                                      1,163,340           1,766,568
Class Y                                        295,174             450,232
---------------------------------------------------------------------------

The net assets of the fund, Putnam Balanced Fund and Putnam Balanced Retirement Fund on September 20, 2002, valuation date, were $4,894,295,298, $121,187,782 and $758,557,493, respectively. On
September 20, 2002, Putnam Balanced Fund had unrealized depreciation of $6,934,989 and Putnam Balanced Retirement Fund had unrealized depreciation of $31,608,849, respectively. The aggregate net assets of the fund immediately following the acquisition were $5,774,040,573.


Federal tax information
(Unaudited)

The fund has designated 57.36% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended July 31, 2003, the fund hereby designates 35.95%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.


Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private compa nies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.


Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.


John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respec tively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.


Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981 President and Chief Executive Officer of Putnam Investments and Putnam Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments


William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds+

California, New York

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN021-203375  001/880/2NE/242/22E  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

The George Putnam Fund of Boston
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.


RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/03

                                                                         NAV

1 year                                                                  8.38%
5 years                                                                14.04
Annual average                                                          2.66
10 years                                                              132.30
Annual average                                                          8.79
Life of fund (since class A inception, 11/5/37)
Annual average                                                          9.43

Share value:                                                             NAV

7/31/02                                                               $15.05
7/31/03                                                               $15.76

----------------------------------------------------------------------------
Distributions:       No.         Income           Capital gains        Total
                      5          $0.515                 --            $0.515
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 26, 2003